--------------------------------------------------------------------------------

                                SEMIANNUAL REPORT

                                [Graphic Omitted]

                                     Global
                                      Fund

                                 APRIL 30, 1998

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                               DENNIS S. ARONOWITZ
                            RICHARD P. CHAPMAN, JR.*
                               WILLIAM J. COSGROVE
                                DOUGLAS M. COSTLE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                      President and Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                            Second Vice President and
                               Compliance Officer

                                    CUSTODIAN
                        STATE STREET BANK & TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02199-7603

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803


===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

   After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer so far has been more of the same. This achievement continues to bolster many investors' convictions that the market will produce these results forever, or, in the worst case, that market declines will always be short-lived. While the economy remains solid and the environment favorable, history and reason tell us it's a highly unlikely scenario.

   This doesn't mean we know what the market will do next, or that it's riding for a fall. But after such a run, even in this "new era" of strong economic growth with low inflation, we believe it would be wise for investors to set more realistic expectations. As we've said before, markets do indeed move in two directions, even though we've seen "up" much more than "down" recently. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to third paragraph.]

   In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

   At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.


Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

          BY MIREN ETCHEVERRY, JOHN L.F. WILLS AND GERARDO J. ESPINOZA,
                               PORTFOLIO MANAGERS

                            John Hancock Global Fund

                       U.S. and Europe lead world markets
                       ----------------------------------

When the Fund's six-month period began last November, the Asian currency and financial crisis had just rocked world markets. However, markets in two regions of the world managed to weather the storm and ended the period producing strong results. The clear winners were the United States and Europe, which benefited in part from the massive flight to quality that followed the Asian fallout. Tame inflation, low interest rates and solid corporate fundamentals also pushed the U.S. and many European markets to record highs. Even some of the Asian emerging markets that had borne the brunt of last October's plunge began to rally, but not enough to overcome their year-end debacle. The emerging-market laggards extended into Latin America.

   Overall, the world's equity markets did well in the last six months, producing double-digit returns for investors. John Hancock Global Fund fared even better than its peers. For the six months ended April 30, 1998, the Fund's Class A and Class B shares posted total returns of 20.60% and 20.13%, respectively, at net asset value. Keep in mind that your net asset value return will be different from this performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. The Fund's performance surpassed the 16.66% return of the average global fund, according to Lipper Analytical Services, Inc.1 Longer-term performance information can be found on pages six and seven.

Europe overweighted; Fund restructured

The Fund benefited from its heavy positions in the United States and Europe. In the United States, our stake rose to as high as 49% in early 1998. As the U.S. market rose to new highs and stocks reached our valuation targets, we took profits and ended the period with a 30% stake. Our focus on large-company blue-chip stocks

[A 2 1/4" x 3 3/4" photo at bottom right of page of the Fund's portfolio managers, (l - r) Gerardo J. Espinoza, Miren Etcheverry and John L.F. Wills.]

"Tame inflation, low interest rates and solid corporate fundamentals..."

================================================================================

                        John Hancock Funds - Global Fund


"The Fund benefited from its heavy positions in the United States and Europe."

[Pie chart at top of left hand column with the heading "Portfolio Diversification". The chart is divided into 7 sections from top, left to right:
Short-Term Investments & Other 4%; Pacific Rim 11%; Latin America 3%; United Kingdom & Ireland 10%; Continental Europe 39%; Canada 3% and United States 30%. A note below the chart reads "As a percentage of net assets on April 30, 1998".]

that have been the market's leaders helped results, as did an overweight in the financial services and health-care sectors. Brokerage firm Morgan Stanley, Dean Witter, Discover and drug stock Schering-Plough were our two biggest U.S. contributors.

   Our stake in Europe rose from 34% to 49% as we continued to increase our position there because of the compelling investment environment. Tame inflation, low interest rates and imminent prospects of European monetary and economic union (EMU) remain the key positive themes. At the corporate level, restructuring and merger activity is increasing, and earnings outlooks remain favorable. In the last six months, we established positions in several new attractive markets, including Italy, Spain, Portugal, Belgium, Finland and Denmark.

   In Europe, our financial stocks were some of the best performers, top among them Allied Irish Banks, Credito Italiano, Axa and ING Groep. We also did well with U.K. consumer magazine publishing company EMAP. Its stock rose on the strength of the British economy and an economic rebound in France, where EMAP derives a large portion of its revenues. The U.K. as a whole did not shine as brightly as the Continent, particularly our retail holdings, because much of the world's attention centered on countries entering the European union.

   Our growing list of European countries, and the Fund's improved performance, also reflect the effects of a gradual restructuring of the Fund that we initiated last year and continued during the period. Our goal was to help better manage the Fund's risk level by making it more diversified and balanced. We achieved this by significantly increasing the number of stocks in the portfolio and by reducing the percentage of the Fund's assets held in the top 10 positions.

Asia, emerging world holdings shrink

Given the heightened turbulence in Asia, we further reduced our stake there to 11% from 18% six months earlier, keeping away from the emerging Asian markets. That served us well, given the region's lagging results. We brought our Hong Kong weighting down from 5% to a more neutral 2% level as rising interest rates negatively affected real estate stocks like Cheung Kong Holdings. In addition to Hong Kong, we kept our focus on the more defensive markets of Australia and Japan. Our Australian mining stocks, including Normandy Mining, gained ground along with a recovery in commodity prices, and we used the occasion to take profits and pare back our position. In Japan, the export stocks that remain our focus had a mixed period, as Japanese investors hopeful for

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Unilever followed by an up arrow with the phrase "Corporate restructuring delivers earnings growth". The second listing is Credito Italiano followed by an up arrow with the phrase "Significant growth potential from financial consolidation". The third listing is Saga Petroleum followed by a down arrow with the phrase "Oil price drops hurt stock". A note below the table reads "See "Schedule of Investments." Investment holdings are subject to change."]

================================================================================

                        John Hancock Funds - Global Fund


[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended April 30, 1998". The chart is scaled in increments of 5% with 0% at the bottom and 25% at the top. The first bar represents the 20.60% total return for John Hancock Global Fund Class A. The second bar represents the 20.13% total return for John Hancock Global Fund Class B. The third bar represents the 16.66% total return for the average global fund. A note below the chart reads "Total returns for John Hancock Global Fund are at net asset value with all distributions reinvested. The average global fund is tracked by Lipper Analytical Services, Inc. (1). See the following two pages for historical performance information."]

a recovering economy turned briefly toward domestically oriented stocks.

   As removed geographically as Latin America is from Asia, it was unable to escape the fallout from the Asian crisis, as risk-averse investors left the emerging world in droves. That had a chilling effect on Latin American markets during the period, despite the fact that fundamentals in a number of Latin American countries remained attractive. Although we continue to believe in the long-range story of privatization and burgeoning economic growth there, we cut our stake in half, from 8% to 3%, until the Asian contagion calms down. Our focus is on Brazil and Mexico, where we see the most promise near term.

Outlook

We remain encouraged about the outlook for North American and European stocks this year. Favorable economic and corporate factors continue to bode well for Europe's markets, as does the coming economic and monetary union. We will closely monitor stock valuation levels, as well as the effects that implementation of the EMU will have on liquidity flows among various European markets. In the United States, the record market rise has brought stock valuations to lofty levels that leave it vulnerable to interest rate changes. We're watching the economy to see if the Federal Reserve will feel compelled to raise rates to slow down growth.

   The prospects for Asia and Japan in particular are far murkier. Japan is still weighed down by structural problems that the government has yet to address effectively. Its situation is now aggravated by the weakness of its Asian neighbors, where we see serious economic and political challenges ahead. As a result, we will stay underweighted in both the developed and emerging countries of Asia until the signs are more encouraging. Latin America, on the other hand, appears to be gathering renewed economic steam. If this trend coupled with its commitment to reform continues, we may increase our position, keeping our sights on the highest quality blue-chip securities.

   No matter where the world's markets lead us, we will maintain a well-diversified portfolio of stocks from across a wide range of countries and market sectors.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. Sector investing is subject to greater risks than the market as a whole.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

"We remain encouraged about the prospects for North American and European stocks..."

================================================================================

                        John Hancock Funds - Global Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Global Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Prior to August 1992, different sales charges were in effect for Class A shares and are not reflected in the performance data. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting before you invest or send money.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended March 31, 1998

                                                                SINCE
                                          ONE       FIVE      INCEPTION
                                         YEAR       YEARS     (1/3/92)
                                        ------     ------    -----------
Cumulative Total Returns                17.82%     80.19%      83.85%
Average Annual Total Returns            17.82%     12.50%      10.25%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended March 31, 1998

                                          ONE       FIVE        TEN
                                         YEAR       YEARS      YEARS
                                        ------     ------     -------
Cumulative Total Returns                18.20%     81.67%     157.11%
Average Annual Total Returns            18.20%     12.68%       9.90%

================================================================================

                        John Hancock Funds - Global Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Global Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Morgan Stanley (MSCI) All Country World Free Index -- an unmanaged index used to measure the performance of both developed and emerging non-U.S. stock markets. The index represents stocks that are freely traded on equity exchanges around the world. Past performance is not indicative of future results.

[Line chart with the heading Global Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Morgan Stanley All Country World Free Index and is equal to $22,447 as of April 30, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Global Fund on January 3, 1992, before sales charge, and is equal to $19,831 as of April 30, 1998. The third line represents the Global Fund, after sales charge and is equal to $18,839 as of April 30, 1998.]

[Line chart with the heading Global Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the Morgan Stanley All Country World Free Index and is equal to $32,793 as of April 30, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Global Fund, before sales charge, on October 31, 1987, and is equal to $28,045 as of April 30, 1998.]

* No contingent deferred sales charge applicable.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Global Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Common stocks, rights and warrants
     (cost - $148,041,706) ..................................      $174,345,345
   Preferred stocks (cost - $4,095,642) .....................         4,184,137
   Short-term investments (cost - $13,853,552) -
      Note A ................................................        13,853,552
                                                                  -------------
                                                                    192,383,034
  Cash ......................................................         2,307,494
  Foreign currency, at value (cost - $23,706) ...............            23,531
  Receivable for investments sold ...........................         8,288,753
  Receivable for shares sold ................................            44,070
  Dividends receivable ......................................           404,691
  Foreign tax receivable ....................................            82,977
  Other assets ..............................................             9,320
                                                                  -------------
                    Total Assets ............................       203,543,870
                    -----------------------------------------------------------
Liabilities:
  Payable for investments purchased .........................         3,071,659
  Payable for open forward foreign currency exchange
   contracts sold - Note A ..................................               161
  Payable for shares repurchased ............................            22,256
  Payable upon return of securities on loan - Note A ........        13,853,552
  Foreign taxes payable .....................................            36,779
  Payable to John Hancock Advisers, Inc. and
   affiliates - Note B ......................................           199,868
  Accounts payable and accrued expenses .....................           162,040
                                                                  -------------
                    Total Liabilities .......................        17,346,315
                    -----------------------------------------------------------
Net Assets:
  Capital paid-in ...........................................       125,968,668
  Accumulated net realized gain on investments and
   foreign currency transactions ............................        34,513,729
  Net unrealized appreciation of investments and
   foreign currency transactions ............................        26,392,336
  Accumulated net investment loss ...........................          (677,178)
                                                                  -------------
                    Net Assets ..............................      $186,197,555
                    ===========================================================

Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
    interest outstanding -  unlimited number of shares
    authorized with no par value)
  Class A - $127,131,294 / 8,759,961 ........................            $14.51
  =============================================================================
  Class B - $59,066,261 / 4,281,844 .........................            $13.79
  =============================================================================

Maximum Offering Price Per Share*
  Class A - ($14.51 x 105.26%) ..............................            $15.27
  =============================================================================
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Dividends (net of foreign withholding taxes of $94,213) .....        $949,027
  Interest (including income on securities loaned
   of $21,435) ................................................          71,139
                                                                  -------------
                                                                      1,020,166
                                                                  -------------
  Expenses:
   Investment management fee - Note B .........................         716,661
   Distribution and service fee - Note B
     Class A ..................................................         170,252
     Class B ..................................................         247,161
   Transfer agent fee - Note B ................................         366,965
   Custodian fee ..............................................          88,656
   Registration and filing fees ...............................          36,759
   Miscellaneous ..............................................          18,237
   Auditing fee ...............................................          17,852
   Financial services fee - Note B ............................          14,522
   Legal fees .................................................           4,895
   Printing ...................................................           4,784
   Trustees' fees .............................................           4,500
   Interest expense - Note A ..................................             497
                                                                  -------------
                    Total Expenses ............................       1,691,741
                    -----------------------------------------------------------
                    Net Investment Loss .......................        (671,575)
                    -----------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
  Net realized gain on investments sold .......................      38,101,034
  Net realized loss on foreign currency transactions ..........      (3,584,751)
  Change in net unrealized appreciation/depreciation
   of investments .............................................       8,781,413
  Change in net unrealized appreciation/depreciation
   of foreign currency transactions ...........................              57
                                                                  -------------
                    Net Realized and Unrealized
                    Gain on Investments and
                    Foreign Currency Transactions .............      43,297,753
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations .................     $42,626,178
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Global Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                                    SIX MONTHS ENDED
                                                                                                       YEAR ENDED    APRIL 30, 1998
                                                                                                    OCTOBER 31, 1997   (UNAUDITED)
                                                                                                    ---------------- ---------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment loss.................................................................                   ($685,936)      ($671,575)
   Net realized gain on investments sold and foreign currency transactions.............                  17,101,926      34,516,283
   Change in net unrealized appreciation/depreciation of investments and foreign
     currency transactions ............................................................                  (3,986,338)      8,781,470
                                                                                                       ------------    ------------
       Net Increase in Net Assets Resulting from Operations............................                  12,429,652      42,626,178
                                                                                                       ------------    ------------
Distributions to Shareholders:
   Distributions from net realized gain on investments sold and foreign currency transactions
     Class A - ($1.1872 and $0.9595 per share, respectively)...........................                  (8,357,133)     (7,059,333)
     Class B - ($1.1872 and $0.9595 per share, respectively)...........................                  (2,563,799)     (2,130,122)
                                                                                                       ------------    ------------
       Total Distributions to Shareholders.............................................                 (10,920,932)     (9,189,455)
                                                                                                       ------------    ------------
From Fund Share Transactions - Net:*...................................................                  (3,719,829)     32,626,577
                                                                                                       ------------    ------------
Net Assets:
   Beginning of period.................................................................                 122,345,364     120,134,255
                                                                                                       ------------    ------------
   End of period (including accumulated net investment loss of $5,603 and
     $677,178, respectively)...........................................................                $120,134,255    $186,197,555
                                                                                                       ============    ============
* Analysis of Fund Share Transactions:

                                                                                                            SIX MONTHS ENDED
                                                                              YEAR ENDED                     APRIL 30, 1998
                                                                           OCTOBER 31, 1997                    (UNAUDITED)
                                                                    ------------------------------    ------------------------------
                                                                        SHARES           AMOUNT           SHARES          AMOUNT
                                                                    -------------    -------------    -------------   -------------
CLASS A
   Shares sold ..................................................      11,923,445     $155,591,350        5,516,919     $67,189,900
   Shares issued in reorganization - Note D .....................              --               --        1,689,451      21,549,797
   Shares issued to shareholders in reinvestment of
     distributions ..............................................         653,263        8,071,990          513,873       6,526,468
                                                                    -------------    -------------    -------------   -------------
                                                                       12,576,708      163,663,340        7,720,243      95,266,165
   Less shares repurchased ......................................     (12,766,789)    (167,535,151)      (6,077,853)    (80,393,595)
                                                                    -------------    -------------    -------------   -------------
   Net increase (decrease) ......................................        (190,081)     ($3,871,811)       1,642,390     $14,872,570
                                                                    =============    =============    =============   =============
CLASS B
   Shares sold ..................................................       1,192,325      $15,564,013          625,838      $1,293,721
   Shares issued in reorganization - Note D .....................              --               --        2,505,358      30,457,141
   Shares issued to shareholders in reinvestment of
     distributions ..............................................         197,728        2,351,027          163,631       1,979,975
                                                                    -------------    -------------    -------------   -------------
                                                                        1,390,053       17,915,040        3,294,827      33,730,837
   Less shares repurchased ......................................      (1,330,189)     (17,763,058)      (1,273,902)    (15,976,830)
                                                                    -------------    -------------    -------------   -------------
   Net increase .................................................          59,864         $151,982        2,020,925     $17,754,007
                                                                    =============    =============    =============   =============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Global Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------


                                                                                        YEAR ENDED OCTOBER 31,
                                                                 --------------------------------------------------------------
                                                                   1993            1994            1995            1996
                                                                 --------        --------        --------        --------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ...................        $10.55          $14.30          $14.16          $12.67
                                                                 --------        --------        --------        --------
   Net Investment Loss(1) .................................         (0.10)          (0.07)          (0.03)          (0.02)
   Net Realized and Unrealized Gain (Loss) on Investments
     and Foreign Currency Transactions ....................          3.85            1.24           (0.13)           1.20
                                                                 --------        --------        --------        --------
       Total from Investment Operations ...................          3.75            1.17           (0.16)           1.18
                                                                 --------        --------        --------        --------
   Less Distributions:
   Distributions from Net Realized Gain on Investments Sold
     and Foreign Currency Transactions ....................            --           (1.31)          (1.33)          (0.88)
                                                                 --------        --------        --------        --------
   Net Asset Value, End of Period .........................        $14.30          $14.16          $12.67          $12.97
                                                                 ========        ========        ========        ========
   Total Investment Return at Net Asset Value(3) ..........         35.55%           8.64%          (0.37%)          9.87%
Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ...............       $90,787        $100,973         $93,597         $94,746
                                                                 --------        --------        --------        --------
   Ratio of Expenses to Average Net Assets ................          2.12%           1.98%           1.87%           1.88%
   Ratio of Net Investment Loss to Average Net Assets .....         (0.86%)         (0.54%)         (0.23%)         (0.19%)
   Portfolio Turnover Rate ................................           108%             61%             60%             98%

CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period ...................        $10.50          $14.17          $13.93          $12.36
                                                                 --------        --------        --------        --------
   Net Investment Loss(1) .................................         (0.15)          (0.15)          (0.11)          (0.10)
   Net Realized and Unrealized Gain (Loss) on Investments
     and Foreign Currency Transactions ....................          3.82            1.22           (0.13)           1.16
                                                                 --------        --------        --------        --------
       Total from Investment Operations ...................          3.67            1.07           (0.24)           1.06
                                                                 --------        --------        --------        --------
   Less Distributions:
   Distributions from Net Realized Gain on Investments Sold
     and Foreign Currency Transactions ....................            --           (1.31)          (1.33)          (0.88)
                                                                 --------        --------        --------        --------
   Net Asset Value, End of Period .........................        $14.17          $13.93          $12.36          $12.54
                                                                 ========        ========        ========        ========
   Total Investment Return at Net Asset Value(3) ..........         34.95%           7.97%          (1.01%)          9.10%
Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ...............       $19,340         $31,822         $24,570         $27,599
   Ratio of Expenses to Average Net Assets ................          2.49%           2.59%           2.57%           2.54%
   Ratio of Net Investment Loss to Average Net Assets .....         (1.25%)         (1.12%)         (0.89%)         (0.83%)
   Portfolio Turnover Rate ................................           108%             61%             60%             98%


                                                                            SIX MONTHS ENDED
                                                           ----------        APRIL 30, 1998
                                                               1997            (UNAUDITED)
                                                             --------          ----------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ...................    $12.97             $12.94
                                                             --------           --------
   Net Investment Loss(1) .................................     (0.05)             (0.04)
   Net Realized and Unrealized Gain (Loss) on Investments
     and Foreign Currency Transactions ....................      1.21               2.57
                                                             --------           --------
       Total from Investment Operations ...................      1.16               2.53
                                                             --------           --------
   Less Distributions:
   Distributions from Net Realized Gain on Investments Sold
     and Foreign Currency Transactions ....................     (1.19)             (0.96)
                                                             --------           --------
   Net Asset Value, End of Period .........................    $12.94             $14.51
                                                             ========           ========
   Total Investment Return at Net Asset Value(3) ..........      9.36%             20.60%(4)
Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ...............   $92,127           $127,131
                                                             --------           --------
   Ratio of Expenses to Average Net Assets ................      1.81%(7)           1.85%(5,7)
   Ratio of Net Investment Loss to Average Net Assets .....     (0.36%)            (0.60%)(5)
   Portfolio Turnover Rate ................................        81%               106%

CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period ...................    $12.54             $12.39
                                                             --------           --------
   Net Investment Loss(1) .................................     (0.14)             (0.09)
   Net Realized and Unrealized Gain (Loss) on Investments
     and Foreign Currency Transactions ....................      1.18               2.45
                                                             --------           --------
       Total from Investment Operations ...................      1.04               2.36
                                                             --------           --------
   Less Distributions:
   Distributions from Net Realized Gain on Investments Sold
     and Foreign Currency Transactions ....................     (1.19)             (0.96)
                                                             --------           --------
   Net Asset Value, End of Period .........................    $12.39             $13.79
                                                             ========           ========
   Total Investment Return at Net Asset Value(3) ..........      8.67%             20.13%(4)
Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ...............   $28,007            $59,066
   Ratio of Expenses to Average Net Assets ................      2.49%(7)           2.52%(5,7)
   Ratio of Net Investment Loss to Average Net Assets .....     (1.04%)            (1.29%)(5)
   Portfolio Turnover Rate ................................        81%               106%

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Global Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                           YEAR ENDED OCTOBER 31,   PERIOD ENDED
                                                                                         ------------------------  MARCH 31, 1995
                                                                                           1993            1994      (UNAUDITED)
                                                                                         --------        --------    ----------
CLASS C(2)
Per Share Operating Performance
   Net Asset Value, Beginning of Period ................................................   $11.75          $14.34       $14.27
                                                                                         --------        --------     --------
   Net Investment Loss .................................................................    (0.02)             --           --
   Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
     Transactions ......................................................................     2.61            1.24        (0.97)
                                                                                         --------        --------     --------
     Total from Investment Operations ..................................................     2.59            1.24        (0.97)
                                                                                         --------        --------     --------
   Less Distributions:
   Distributions from Net Realized Gain on Investments Sold and Foreign Currency
     Transactions ......................................................................       --           (1.31)       (1.33)
                                                                                         --------        --------     --------
   Net Asset Value, End of Period ......................................................   $14.34          $14.27       $11.97
                                                                                         ========        ========     ========
   Total Investment Return at Net Asset Value(3) .......................................    22.04%           9.15%       (6.70%)(4)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ............................................     $406            $752         $795
   Ratio of Expenses to Average Net Assets .............................................     1.43%(5)        1.42%        1.37%(5)
   Ratio of Net Investment Income (Loss) to Average Net Assets .........................    (0.35%)(5)       0.03%        0.06%(5)
   Portfolio Turnover Rate .............................................................      108%             61%          60%(6)

(1) Based on the average of the shares outstanding at the end of each month.

(2) Class C shares commenced operations on May 7, 1993. Net asset value and net assets at the end of the period ended March 31, 1995, reflect amounts prior to the redemption of all shares on March 31, 1995.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Not annualized.

(5) Annualized.

(6) For the year ended October 31, 1995.

(7) Expense ratios do not include interest expense due to bank loans, which amounted to less than $0.01 per share.

The Financial Highlights summarize the impact of the following factors on a single share for each period indicated: net investment loss, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Global Fund

Schedule of Investments
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Global Fund on April 30, 1998. It's divided into five main categories: common stocks, rights, warrants, preferred stocks and short-term investments. Common and preferred stocks are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                                  NUMBER OF SHARES    VALUE
-------------------                                  ----------------    -----

COMMON STOCKS
Australia (1.33%)
   Australia & New Zealand Banking Group
     Ltd.,  American Depositary Receipts
     (ADR) (Banks - Foreign) ...................           8,219        $296,911
   National Australia Bank Ltd.
     (Banks - Foreign) .........................          43,123         613,168
   News Corp. Ltd. (The) (Media) ...............          44,000         295,026
   Normandy Mining Ltd. (Metal) ................         386,770         431,383
   Telstra Corp., Ltd. (Telecommunications) ....         238,417         559,827
   Westpac Bank Corp. (Banks - Foreign) ........          43,000         288,882
                                                                     -----------
                                                                       2,485,197
                                                                     -----------
Belgium (1.33%)
   Electrabel SA (Utilities) ...................           2,332         619,589
   Fortis AG (Insurance) .......................           2,116         597,659
   PetroFina SA (Oil & Gas) ....................           1,540         607,709
   Tractebel SA (Utilities) ....................           5,508         658,763
                                                                     -----------
                                                                       2,483,720
                                                                     -----------
Brazil (0.11%)
   Telecomunicacoes Brasileiras S/A (ADR)
     (Telecommunications) ......................           1,611         196,240
                                                                     -----------
Canada (2.69%)
   Bombardier Inc. (Diversified Operations) ....          26,293         698,719
   Northern Telecom Ltd.
     (Telecommunications) ......................           9,630         586,238
   Royal Bank of Canada (Banks - Foreign) ......          31,277       1,870,755
   Toronto-Dominion Bank (Banks - Foreign) .....          40,377       1,844,724
                                                                     -----------
                                                                       5,000,436
                                                                     -----------
Denmark (0.67%)
   Novo Nordisk A/S (Medical) ..................           7,738       1,255,150
                                                                     -----------
Finland (0.94%)
   Nokia AB (Telecommunications) ...............          26,056      $1,750,908
                                                                     -----------
France (8.21%)
   Accor SA (Leisure) ..........................           3,444         939,064
   Alcatel Alsthom SA (Telecommunications) .....           6,737       1,249,668
   Axa SA (Insurance) ..........................          14,868       1,746,266
   Cap Gemini SA (Computers) ...................          11,791       1,531,986
   Carrefour SA (Retail) .......................           1,157         663,095
   Compagnie de Saint Gobain SA (Building) .....           1,888         314,719
   Compagnie Financiere de Paribas SA
     (Broker Services) .........................           8,528         907,989
   Compagnie Generale des Eaux
     (Diversified Operations) ..................           6,617       1,230,711
   Danone (Food) ...............................           3,742         883,986
   Elf Aquitaine SA (Oil & Gas) ................          12,422       1,630,504
   France Telecom SA (ADR)
     (Telecommunications)* .....................           9,227         504,025
   L'Air Liquide SA (Chemicals) ................           1,682         310,600
   L'Oreal SA (Cosmetics & Personal Care) ......           1,033         493,214
   Legrand SA (Electronics) ....................           1,404         371,379
   Pinault-Printemps-Redoute SA (Retail) .......             413         307,672
   Societe BIC SA (Office) .....................           3,419         235,365
   Suez Lyonnaise des Eaux
     (Diversified Operations) ..................           4,035         684,695
   Synthelabo SA (Medical) .....................           4,122         620,597
   Total SA (Oil & Gas) ........................           2,787         331,510
   Valeo SA (Automobile / Trucks) ..............           3,393         337,550
                                                                     -----------
                                                                      15,294,595
                                                                     -----------
Germany (4.94%)
   Allianz AG (Insurance) ......................           4,318       1,328,208
   Allianz AG (New Shares) (Insurance)* ........             127          38,711
   Bayerische Motoren Werke AG
     (Automobile / Trucks) .....................           1,563       1,724,521
   Bayerische Vereinsbank AG
     (Banks - Foreign) .........................           7,760         590,254
   Deutsche Bank AG (Banks - Foreign) ..........          21,286       1,638,069
   Deutsche Telekom AG
     (Telecommunications) ......................          27,464         694,807
   Fresenius AG (Medical) ......................           1,398         306,157
   Mannesmann AG (Machinery) ...................             968         768,121

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Global Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                  NUMBER OF SHARES    VALUE
-------------------                                  ----------------    -----

Germany (continued)
   Muenchener Rueckversicherungs-
     Gesellschaft AG (Insurance)  ................          2,178       $995,213
   Siemens AG (Diversified Operations) ...........         10,295        602,366
   VEBA AG (Diversified Operations) ..............          7,617        503,400
                                                                     -----------
                                                                       9,189,827
                                                                     -----------
Hong Kong (1.74%)
   Cheung Kong Holdings Ltd. (Real Estate
     Operations) .................................        117,366        780,319
   China Telecom Ltd. (Telecommunications)* ......        464,000        880,558
   China Telecom Ltd. (ADR)
     (Telecommunications)* .......................          5,100        196,988
   Hong Kong Telecommunications Ltd.
     (Telecommunications) ........................        356,093        666,583
   Hutchison Whampoa Ltd. ........................
     (Diversified Operations) ....................        116,072        717,770
                                                                     -----------
                                                                       3,242,218
                                                                     -----------
India (0.46%)
   State Bank of India, Global Depositary
     Receipt (GDR) (Banks - Foreign) .............         45,304        860,776
                                                                     -----------
Ireland (1.47%)
   Allied Irish Banks PLC (ADR)
     (Banks - Foreign) ...........................         29,551      2,452,733
   CRH PLC (Building) ............................         20,131        286,221
                                                                     -----------
                                                                       2,738,954
                                                                     -----------
Italy (2.76%)
   Assitalia SpA (Insurance)* ....................         47,856        359,322
   Credito Italiano SpA (Banks - Foreign) ........        202,384      1,063,706
   Ente Nazionale Idrocarburi SpA (Oil & Gas) ....         47,952        322,008
   Istituto Nazionale delle Assicurazioni SpA
     (Insurance) .................................        270,459        808,468
   Telecom Italia Mobile SpA
     (Telecommunications) ........................        173,747        990,682
   Telecom Italia SpA (Telecommunications) .......        212,214      1,587,397
                                                                     -----------
                                                                       5,131,583
                                                                     -----------
Japan (6.80%)
   Bank of Tokyo-Mitsubishi, Ltd.
     (Banks - Foreign) ...........................         67,000        829,779
   Fuji Photo Film Co., Ltd. (Leisure) ...........         38,000      1,352,426
   Honda Motor Co., Ltd.
     (Automobile / Trucks) .......................         37,000      1,341,998
   Ito-Yokado Co., Ltd. (Retail) .................         16,000        828,170
Japan (continued)
   Matsushita Electric Industrial Co., Ltd.
     (Electronics) ...............................         81,000     $1,297,567
   Nippon Telephone & Telegraph Corp.
     (Telecommunications) ........................            179      1,568,989
   Nomura Securities Co., Ltd. (Finance) .........         95,000      1,159,325
   Shin-Etsu Chemical Co., Ltd. (Chemicals) ......         60,000      1,169,714
   Sony Corp. (Electronics) ......................         14,500      1,206,325
   TDK Corp. (Electronics) .......................         14,000      1,106,544
   Tokio Marine & Fire Insurance Co.
     (Insurance) .................................         74,000        805,199
                                                                     -----------
                                                                      12,666,036
                                                                     -----------
Mexico (1.60%)
   Panamerican Beverages, Inc. (Beverages) .......         74,857      2,984,923
                                                                     -----------
Netherlands (4.93%)
   ABN AMRO Holding NV (ADR)
     (Banks - Foreign) ...........................         76,975      1,967,673
   Aegon NV (Insurance) ..........................          5,259        681,553
   ING Groep N.V. (ADR) (Banks - Foreign) ........         24,280      1,632,830
   Royal Dutch Petroleum Co. (Oil & Gas) .........         26,448      1,457,186
   Royal Philips Electronics NV (Electronics) ....         17,871      1,570,270
   Unilever PLC (Consumer Products Misc.) ........        174,690      1,861,339
                                                                     -----------
                                                                       9,170,851
                                                                     -----------
Norway (1.09%)
   Orkla ASA (Diversified Operations) ............         17,094      2,026,553
                                                                     -----------
Portugal (1.09%)
   Cimpor-Cimentos de Portugal SA (Building) .....         23,288        861,257
   Electricidade de Portugal SA (Utilities) ......         19,653        512,826
   Portugal Telecom SA (Telecommunications) ......         12,089        649,632
                                                                     -----------
                                                                       2,023,715
                                                                     -----------
Singapore (0.35%)
   Overseas-Chinese Banking Corp., Ltd.
     (Banks - Foreign) ...........................         85,455        450,900
   Singapore Telecommunications, Ltd.
     (Telecommunications) ........................        119,000        204,537
                                                                     -----------
                                                                         655,437
                                                                     -----------
Spain (2.86%)
   Banco Bilbao Vizcaya SA (Banks - Foreign) .....         19,068        981,570
   Banco Santander SA (Banks - Foreign) ..........         19,172      1,013,359
   Corporacion Bancaria de Espana SA
     (Banks - Foreign) ...........................          5,605        467,390
   Endesa SA (Utilities) .........................         34,072        827,751
   Iberdrola SA (Utilities) ......................         17,776        285,957

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Global Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                  NUMBER OF SHARES    VALUE
-------------------                                  ----------------    -----

Spain (continued)
   Repsol SA (Oil & Gas) .......................           5,955        $326,489
   Telefonica de Espana SA
     (Telecommunications) ......................          15,314         639,508
   TelePizza SA (Retail) .......................           5,400         776,494
                                                                     -----------
                                                                       5,318,518
                                                                     -----------
Sweden (2.99%)
   Astra AB (Medical) ..........................          44,242         908,613
   Ericsson (LM) Telefonaktiebolaget
     (Telecommunications) ......................          25,815       1,360,439
   Investor AB (Diversified Operations) ........          28,648       1,617,047
   Nordbanken Holding AB (Banks - Foreign) .....         228,353       1,681,235
                                                                     -----------
                                                                       5,567,334
                                                                     -----------
Switzerland (6.50%)
   Adecco SA (Business Services - Misc.) .......           1,569         684,902
   Alusuisse-Lonza Group AG (Containers)* ......             247         316,055
   Credit Suisse Group (Banks - Foreign) .......           6,979       1,534,868
   Nestle SA (Food) ............................           1,054       2,044,079
   Novartis AG (Medical) .......................           1,226       2,026,311
   Roche Holding AG (Medical) ..................              45         455,998
   Schweizerische Rueckversicherungs-
     Gesellschaft (Insurance) ..................             500       1,102,966
   Union Bank of Switzerland
     (Banks - Foreign) .........................           5,432       1,743,091
   Zurich Versicherungs-Gesellschaft
     (Insurance) ...............................           3,605       2,195,915
                                                                     -----------
                                                                      12,104,185
                                                                     -----------
United Kingdom (8.63%)
   B.A.T. Industries PLC (Tobacco) .............          43,280         408,305
   British Petroleum Co. PLC (Oil & Gas) .......          78,064       1,233,958
   British Telecommunications PLC
     (Telecommunications) ......................          56,500         613,826
   Diageo PLC (Beverages) ......................          43,590         519,140
   EMAP PLC (Media) ............................          64,580       1,314,639
   Glaxo Wellcome PLC (Medical) ................          53,381       1,509,007
   Lloyds TSB Group PLC (Banks - Foreign) ......         125,959       1,886,743
   Marks & Spencer PLC (Retail) ................         122,224       1,162,264
   Northern Rock PLC (Banks - Foreign) .........          50,484         511,734
   Pearson PLC (Media) .........................          53,354         836,228
   Royal & Sun Alliance Insurance Group
     PLC (Insurance) ...........................          88,951         993,906
   Royal Bank of Scotland Group PLC
     (Banks - Foreign) .........................          56,135         866,669
   SmithKline Beecham PLC (Medical) ............         109,681       1,308,094
United Kingdom (continued)
   WPP Group PLC (Advertising) .................         234,000      $1,485,407
   Zeneca Group PLC (Medical) ..................          32,799       1,413,268
                                                                     -----------
                                                                      16,063,188
                                                                     -----------
United States (30.14%)
   Abbott Laboratories (Medical) ...............          10,987         803,424
   American Express Co. (Finance) ..............           7,892         804,984
   American International Group, Inc.
     (Insurance) ...............................          10,500       1,381,406
   Becton, Dickinson & Co. (Medical) ...........          21,165       1,473,613
   Borders Group, Inc.  (Retail)* ..............          25,000         803,125
   Bristol-Myers Squibb Co. (Medical) ............         16,852      1,784,206
   Carnival Corp. (Class A) (Leisure) ............         29,450      2,048,616
   Chase Manhattan Corp.
     (Banks - United States) .....................          4,166        577,251
   Chubb Corp. (The) (Insurance)  ................         11,486        906,676
   Cisco Systems, Inc. (Computers)* ..............         24,499      1,794,552
   Clorox Co. (Soap & Cleaning Preparations) .....          5,600        469,700
   Coca-Cola Co. (The) (Beverages) ...............          6,400        485,600
   Colgate-Palmolive Co.
     (Soap & Cleaning Preparations) ..............            750         67,266
   Cutter & Buck, Inc. (Textile)* ................          9,500        251,750
   Dayton Hudson Corp. (Retail) ..................         22,060      1,926,114
   Diebold, Inc. (Business Services - Misc.) .....         17,884        733,244
   Disney (Walt) Co. (The) (Leisure) .............             58          7,210
   Du Pont (E.I.) De Nemours & Co.
     (Diversified Operations) ....................         24,500      1,783,906
   Edwards (A.G.), Inc. (Broker Services) ........         21,300        958,500
   Exxon Corp. (Oil & Gas) .......................         14,125      1,030,242
   Fannie Mae (Mortgage Banking)  ................         20,000      1,197,500
   First Union Corp. (Banks - United States) .....          7,700        464,888
   Fleet Financial Group, Inc.
     (Banks - United States) .....................         11,200        967,400
   General Electric Co. (Electronics) ............         33,000      2,809,125
   Hasbro, Inc. (Leisure) ........................         25,011        920,717
   Hewlett-Packard Co. (Computers) ...............            150         11,297
   Home Depot, Inc. (The) (Retail) ...............         20,251      1,409,976
   Intel Corp. (Electronics) .....................         32,180      2,600,546
   International Business Machines Corp.
     (Computers) .................................         11,500      1,332,563
   International Home Foods, Inc. (Food)* ........         67,000      2,010,000
   Johnson & Johnson (Medical) ...................         18,118      1,293,172
   KeyCorp. (Banks - United States) ..............         34,500      1,369,219
   Kimberly-Clark Corp.
     (Paper & Paper Products) ....................         22,878      1,161,059
   Meyer (Fred), Inc.  (Retail)*  ................          7,250        325,344

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Global Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                  NUMBER OF SHARES    VALUE
-------------------                                  ----------------    -----

United States (continued)
   Microsoft Corp. (Computers)* ................        30,300       $2,730,788
   Morgan (J.P.) & Co., Inc.
     (Banks - United States) ...................         6,800          892,500
   Morgan Stanley, Dean Witter, Discover & Co.
     (Finance) .................................        16,200        1,277,775
   National City Corp. (Banks - United States)..        13,100          907,175
   Norwest Corp. (Banks - United States) .......        23,000          912,813
   Pitney Bowes, Inc. (Office) .................        17,884          858,432
   Price (T. Rowe) Associates, Inc. (Finance) ..         3,506          264,703
   Procter & Gamble Co. (The)
     (Soap & Cleaning Preparations) ............        10,510          863,791
   Schering-Plough Corp. (Medical) .............        20,608        1,651,216
   Sysco Corp. (Retail) ........................        36,200          862,013
   Travelers Group, Inc. (Insurance) ...........        30,287        1,853,186
   UNUM Corp. (Insurance) ......................        34,561        1,857,654
   Wal-Mart Stores, Inc. (Retail) ..............        30,000        1,516,875
   Williams Cos., Inc. (The) (Oil & Gas) .......        54,000        1,707,750
                                                                   ------------
                                                                     56,120,862
                                                                   ------------
              TOTAL COMMON STOCKS
              (Cost $148,036,327) ..............        (93.63%)    174,331,206
                                                   -----------     ------------
RIGHTS
Spain (0.00%)
   Telefonica de Espana SA
     (Telecommunications)* .....................        15,314           11,865
                                                                   ------------
                     TOTAL RIGHTS
                        (Cost $0) ..............         (0.00%)         11,865
                                                   -----------     ------------
WARRANTS
Hong Kong (0.00%)
   Moulin International Holdings Ltd. ..........
     (Diversified Operations) ..................       293,629            2,274
                                                                   ------------
                   TOTAL WARRANTS
                    (Cost $5,379) ..............         (0.00%)          2,274
                                                   -----------     ------------
      TOTAL COMMON STOCKS, RIGHTS
                     AND WARRANTS
              (Cost $148,041,706) ..............        (93.63%)    174,345,345
                                                   -----------     ------------

PREFERRED STOCKS
Brazil (1.71%)
   Compania Riograndense de
     Telecomunicacoes SA
     (Telecommunications) ......................       301,139         $397,604
   Petroleo Brasileiro SA (Oil & Gas) ..........     5,280,000        1,338,871
   Telecomunicacoes de Sao Paulo SA
     (Telecommunications) ......................     4,229,600        1,438,652
                                                                   ------------
                                                                      3,175,127
                                                                   ------------
Germany (0.54%)
   Henkel KGaA (Chemicals) .....................         4,086          318,765
   SAP AG (Computers) ..........................         1,384          690,245
                                                                   ------------
                                                                      1,009,010
                                                                   ------------
           TOTAL PREFERRED STOCKS
                (Cost $4,095,642) ..............         (2.25%)      4,184,137
                                                   -----------     ------------

                                                     PAR VALUE
                                                   (000s OMITTED)
                                                   --------------
SHORT-TERM INVESTMENTS
Cash Equivalents (7.44%)
   Navigator Securities Lending
     Prime Portfolio** .........................       $13,854       13,853,552
                                                                   ------------
     TOTAL SHORT-TERM INVESTMENTS ..............         (7.44%)     13,853,552
                                                   -----------     ------------
                TOTAL INVESTMENTS ..............       (103.32%)    192,383,034
                                                   -----------     ------------
OTHER ASSETS AND LIABILITIES, NET ..............         (3.32%)     (6,185,479)
                                                   -----------     ------------
                 TOTAL NET ASSETS ..............       (100.00%)   $186,197,555
                                                   ===========     ============

*  Non-income producing security.

** Represents investment of security lending collateral - Note A.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Global Fund

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at April 30, 1998 assigned to the various investment categories.

                                                                 MARKET VALUE
                                                                OF SECURITIES
                                                               AS A PERCENTAGE
INVESTMENT CATEGORIES                                        OF FUND NET ASSETS
---------------------                                        ------------------
   Advertising...........................................            0.80%
   Automobile/ Trucks....................................            1.83
   Banks - Foreign.......................................           14.55
   Banks - United States.................................            3.27
   Beverages.............................................            2.14
   Broker Services.......................................            1.00
   Building..............................................            0.79
   Business Services - Misc..............................            0.76
   Chemicals.............................................            0.97
   Computers.............................................            4.35
   Consumer Products Misc................................            1.00
   Containers............................................            0.17
   Cosmetics & Personal Care.............................            0.26
   Diversified Operations................................            5.30
   Electronics...........................................            5.89
   Finance...............................................            1.88
   Food..................................................            2.65
   Insurance.............................................            9.48
   Leisure...............................................            2.83
   Machinery.............................................            0.41
   Media.................................................            1.31
   Medical...............................................            9.03
   Metal.................................................            0.23
   Mortgage Banking......................................            0.64
   Office................................................            0.59
   Oil & Gas.............................................            5.36
   Paper &  Paper Products...............................            0.62
   Real Estate Operations................................            0.42
   Retail................................................            5.68
   Soap & Cleaning Preparations..........................            0.75
   Telecommunications....................................            9.00
   Textile...............................................            0.14
   Tobacco...............................................            0.22
   Utilities.............................................            1.56
   Short-Term Investments................................            7.44
                                                                   ------
                                        TOTAL INVESTMENTS          103.32%
                                                                   ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                        John Hancock Funds - Global Fund

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") (formerly Freedom Investment Trust II) is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of six series: John Hancock Global Fund (the "Fund"), John Hancock Special Opportunities Fund, John Hancock World Bond Fund, John Hancock Short-Term Strategic Income Fund, John Hancock Growth Fund and John Hancock International Fund. The other five series of the Trust are reported in separate financial statements. The investment objective of the Fund is to achieve long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan. Class C shares were outstanding during the period from May 7, 1993 through March 31, 1995, but the Trustees abolished Class C shares as of May 1, 1995.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities must be treated as ordinary income even though such items are gains and losses for accounting purposes.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be

==========================NOTES TO FINANCIAL STATEMENTS=========================

                        John Hancock Funds - Global Fund

applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The maximum loan balance for the Fund during the period for which loans were outstanding amounted to $1,439,500 with a rate of 6.1875%. At April 30, 1998, there was no loan outstanding.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At April 30, 1998, the Fund loaned securities having a market value of $13,635,600 collateralized by cash in the amount of $13,853,552, which was invested in a short-term instrument.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                        John Hancock Funds - Global Fund

Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

   At April 30, 1998, open forward foreign currency exchange contracts were as follows:

                    PRINCIPAL AMOUNT     EXPIRATION        UNREALIZED
CURRENCY           COVERED BY CONTRACT      DATE          DEPRECIATION
--------           -------------------      ----          ------------

SELLS

Swiss Francs             23,523            MAY 98              ($8)
Swedish Kronas           31,299            MAY 98             (153)
                                                           -------
                                                             ($161)
                                                           =======

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

   For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At April 30, 1998, there were no open positions in financial futures contracts.


NOTE B -
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

The Adviser is solely responsible for advising the Fund with respect to investments in the United States and Canada. The Fund and the Adviser also have a sub-investment management contract with John Hancock Advisers International Limited (the "Sub-Adviser"), a wholly owned subsidiary of the Adviser, under which the Sub-Adviser, subject to the review of the Trustees and overall supervision of the Adviser, provides the Fund with investment management services and advice with respect to the portion of the Fund's assets invested in countries other than the United States and Canada.

   Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of: (a) 1.00% of the first $100,000,000 of the Fund's average daily net asset value (0.90% effective after December 5, 1997),
(b) 0.80% of the next $200,000,000, (c) 0.75% of the next $200,000,000 and (d)
0.625% of the Fund's average daily net asset value in excess of $500,000,000. The Adviser pays the Sub-Adviser a fee equivalent on an annual basis to the sum of (a) 0.70% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.6375% of the Fund's average daily net asset value in excess of $200,000,000. The Fund is not responsible for the

==========================NOTES TO FINANCIAL STATEMENTS=========================

                        John Hancock Funds - Global Fund

payment of the Sub-Adviser's fee.

   John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, acted as distributors for shares of the Fund. For the period ended April 30, 1998, net sales charges received with regard to sales of Class A shares amounted to $84,237. Of this amount, $14,551 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $30,654 was paid as sales commissions to unrelated broker-dealers and $39,032 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1998, contingent deferred sales charges paid to JH Funds amounted to $80,766.

   In addition, to reimburse the distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the distributors for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse the distributors for their distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officer of the Adviser and/or its affiliates, as well as a Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $668.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1998, aggregated $187,285,293 and $168,228,011, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 1998.

   The cost of investments owned at April 30, 1998 (including short-term investments) for federal income tax purposes was $165,993,423. Gross unrealized appreciation and depreciation of investments aggregated $29,082,346 and $2,692,735, respectively, resulting in net unrealized appreciation of $26,389,611.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                        John Hancock Funds - Global Fund

NOTE D -
REORGANIZATION

On November 12, 1997, the shareholders of John Hancock Global Marketplace Fund ("Global Marketplace Fund") approved a plan of reorganization between Global Marketplace Fund and the Fund providing for the transfer of substantially all of the assets and liabilities of Global Marketplace Fund to the Fund in exchange solely for Class A and Class B shares of the Fund. The acquisition was accounted for as a tax free exchange of 1,689,451 Class A shares and 2,505,358 Class B shares of John Hancock Global Fund for the net assets of Global Marketplace Fund, which amounted to $21,549,797 and $30,457,141 for Class A and B shares, respectively, including $12,295,758 of unrealized appreciation, after the close of business on December 5, 1997.

======================================NOTES=====================================

                        John Hancock Funds - Global Fund

======================================NOTES=====================================

                        John Hancock Funds - Global Fund

================================================================================

                                                              -----------------
[LOGO] JOHN HANCOCK FUNDS                                         Bulk Rate
       A Global Investment Management Firm                      U.S. Postage
                                                                    PAID
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                    Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                            Permit No. 75
INTERNET: www.jhancock.com/funds                              -----------------

--------------------------------------------------------------------------------

   This report is for the information of shareholders of the John Hancock Global Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[Recycle Logo] Printed on Recycled Paper                             030SA 4/98
                                                                           6/98

                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                     Growth
                                      Fund

                                 APRIL 30, 1998

                            [LOGO] JOHN HANCOCK FUNDS
                                   A Global Investment Management Firm

                         ------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                               DENNIS S. ARONOWITZ
                            RICHARD P. CHAPMAN, JR.*
                               WILLIAM J. COSGROVE
                                DOUGLAS M. COSTLE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                      President and Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

      After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer so far has been more of the same. This achievement continues to bolster many investors' convictions that the market will produce these results forever, or, in the worst case, that market declines will always be short-lived. While the economy remains solid and the environment favorable, history and reason tell us it's a highly unlikely scenario.

[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to third paragraph.]

      This doesn't mean we know what the market will do next, or that it's riding for a fall. But after such a run, even in this "new era" of strong economic growth with low inflation, we believe it would be wise for investors to set more realistic expectations. As we've said before, markets do indeed move in two directions, even though we've seen "up" much more than "down" recently. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

      In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

      At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.


Sincerely,

/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                 BY BENJAMIN A. HOCK JR., CFA, PORTFOLIO MANAGER

                                  John Hancock
                                   Growth Fund

                     Continued strength of U.S. stock market
                       helps Fund post double digit gains

Recently, Benjamin A. Hock Jr. assumed leadership of John Hancock Growth Fund's management team. Mr. Hock, a senior vice president at John Hancock Funds since 1994, has more than 24 years of experience in the investment business.

The U.S. stock market continued to reach record highs over the course of the six months ended April 30, 1998. Bouncing back from the effects of Asia's economic and currency crises, many U.S. stock indexes posted returns that exceeded 1998 expectations in the first quarter alone. Most notable are the Dow Jones Industrial Average, which climbed past the 9000 mark in early April, and the Standard & Poor's 500 Stock Index, against which many stock mutual funds were hard pressed to compete. The underlying strength of the economy, continued corporate profit growth, low interest rates, subdued inflation and high consumer confidence fueled investors' optimism for equities, despite concerns over lofty valuations and lower earnings estimates.

      Against this backdrop, John Hancock Growth Fund produced solid absolute results for the semiannual period, returning a total of 14.39% for Class A shares and 13.99% for Class B shares, at net asset value. Keep in mind that your net asset value return will be different from this performance if you were not invested in the Fund for the entire period, and did not reinvest all distributions. The Fund's performance compared to the 17.31% total return provided

"...our stake in consumer cyclical stocks...paid off."

[A 2 1/4" x 3 3/4" photo at bottom of page of the Fund's portfolio management team. Caption below reads "Fund management team members (l - r): Lisa Welch, Ben Hock, John Golden and Linda Miller".]

================================================================================

                        John Hancock Funds - Growth Fund

"...technology stocks... posted highly attractive performance..."

[Chart at the top of left hand column with the heading "Top Five Common Stock Holdings". The chart lists five holdings: 1.) Home Depot 2.4%; 2.) America Online 2.0%; 3.) Microsoft 1.9%; 4.) Disney 1.8% and 5.) CVS 1.7%. A note below the chart reads "As a percentage of net assets on April 30, 1998".]

by the average growth fund, according to Lipper Analytical Services, Inc.1 Longer-term performance can be found on pages six and seven. The Fund's relative underperformance stemmed from its greater-than-average exposure to the oil services sector, which came under pressure from slowing demand in Southeast Asia.

Consumer cyclicals, financials strong

Over the period, our stake in consumer cyclical stocks -- consumer-related stocks whose prices tend to rise and fall with the economy -- paid off. The rise in personal income, the minimum wage increase and a decline in unemployment helped boost consumer confidence and, therefore, retail sales. For the most part, we favored retailers appealing to the cost-conscious shopper, with general merchandise holdings such as Wal-Mart Stores, Dollar General, Costco and Family Dollar Stores all performing extremely well. Consumer staples such as CVS and Coca-Cola also posted handsome gains. The Fund's exposure to housing stocks further helped performance, with issues like Home Depot turning in outstanding results.

      The steady demand for financial products and services -- along with the current low interest rate environment and ongoing wave of consolidations -- set the stage for many of the Fund's financial services and insurance holdings to perform well. Near the period's end, increased earnings estimates further supported this sector. Noteworthy issues included large- and mid-size banks such as Mellon Bank, Chase Manhattan, and Norwest, as well as general finance companies such as American Express and Travelers Group. Many of the Fund's mortgage finance holdings, including Fannie Mae and Freddie Mac, benefited from the surge in home refinancing.

Technology exposure helps Fund

In general, earnings expectations in the technology arena were continuously subject to downward revisions in the latter part of the period. Ongoing concerns over the economic turmoil in Southeast Asia were partly to blame and put a drag on the performance of the semiconductor and capital equipment groups, an area in which the Fund had some exposure, including Fund holding Applied Materials.

      Despite lowered earnings estimates, however, technology stocks as a group posted highly attractive performance in the last three months of the period. Computer software and services companies led the charge, benefiting handsomely from the strength of the U.S. economy and the rebounding economies of Europe. Furthermore, as personal computers with price tags under $1,000 found their way into more homes, stocks such as Microsoft, BMC Software, and America Online
(AOL) soared. Computer Sciences

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is AOL followed by an up arrow with the phrase "Growing market dominance". The second listing is Disney followed by an up arrow with the phrase "Theme park sales exceed expectations". The third listing is Adaptec followed by a down arrow with the phrase "Slowdown in PC demand". A note below the table reads "See "Schedule of Investments." Investment holdings are subject to change."]

================================================================================

                        John Hancock Funds - Growth Fund


[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended April 30, 1998". The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 14.39% total return for John Hancock Growth Fund Class A. The second bar represents the 13.99% total return for John Hancock Growth Fund Class B. The third bar represents the 17.31% total return for the average growth fund. A note below the chart reads "Total returns for John Hancock Growth Fund are at net asset value with all distributions reinvested. The average growth fund is tracked by Lipper Analytical Services, Inc. (1). See the following two pages for historical performance information."]

Corp., the target of a now failed hostile takeover bid, was another holding that experienced a substantial run-up in price.

Healthcare, energy stocks

The Fund continued to have a sizable portion of net assets invested in a wide range of health-care companies -- from a medical device company to health services organizations to large pharmaceutical corporations. The performance leaders in this sector were clearly the drug stocks. New product offerings and a more expedient FDA approval process have bolstered the performance potential of many issues. Warner-Lambert has been a noteworthy holding, with its stock price rising handsomely over the period. Merck, Abbot Laboratories, and SmithKline Beecham also have proven quite profitable.

      Integrated oil and gas services companies, stellar performers for much of 1997, produced lackluster results over the last six months. Oil prices declined to seven-year lows as higher production created more supply. Slowing growth in Southeast Asia and unusually mild weather in the Northeastern part of the U.S. were additional factors that helped dampen performance. Even bellwether stocks such as Halliburton and Schlumberger experienced a decline in price.

An outlook of cautious optimism

Economic and market fundamentals suggest that stock prices have more room to rise in the months ahead. Moderate wage inflation, increased job creation, healthy economic growth and a benign interest-rate environment lend credence to a bullish stance. Yet our outlook is one of cautious optimism. The prospect of disappointing earnings for many companies is a real one. With top line growth slowing, companies are unable to increase prices. Corporate profits, therefore, may well come under pressure. As the problems in Southeast Asia continue to unfold, they may create a drag on economic growth as well. Increased stock market volatility and rapid group rotation, therefore, would come as no surprise. In such an environment brimming with contradictions, our view is that prudence and keen stock selection remain the appropriate courses of action.

"...prudence and keen stock selection remain the appropriate courses of action."


--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                        John Hancock Funds - Growth Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Growth Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended March 31, 1998

                                        ONE        FIVE        TEN
                                       YEAR        YEARS       YEARS
                                       ----        -----       -----
Cumulative Total Returns              30.06%       97.73%     274.85%
Average Annual Total Returns          30.06%       14.61%      14.13%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended March 31, 1998
                                                               SINCE
                                                    ONE      INCEPTION
                                                   YEAR      (1/3/94)
                                                   ----      --------
Cumulative Total Returns                          31.00%     81.19%
Average Annual Total Returns                      31.00%     15.05%

================================================================================

                        John Hancock Funds - Growth Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index. The Standard & Poor's 500 Stock Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. Past performance is not indicative of future results.

[Line chart with the heading Growth Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made the Standard & Poor's 500 Stock Index on October 31, 1987, and is equal to $59,608 as of April 30, 1998. The second line represents the value in the Growth Fund, before sales charge, and is equal to $42,769 as of April 30, 1998. The third line represents the Growth Fund, after sales charge, and is equal to $40,631 as of April 30, 1998.]

[Line chart with the heading Growth Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $26,296 as of April 30, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Growth Fund, before sales charge, on January 3, 1994, and is equal to $18,360 as of April 30, 1998. The third line represents the value of the Growth Fund, after sales charge, and is equal to $18,160 as of April 30, 1998.]

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Growth Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
Assets:
  Investments at value - Note C:
   Common and preferred stocks
     (cost - $422,109,368) .................................       $657,308,306
   Joint repurchase agreement (cost - $8,092,000) ..........          8,092,000
   Corporate savings account ...............................              1,579
                                                                  -------------
                                                                    665,401,885
  Receivable for investments sold ..........................         33,585,311
  Receivable for shares sold ...............................            190,032
  Dividends receivable .....................................            320,332
  Interest receivable ......................................              1,284
  Other assets .............................................             26,318
                                                                  -------------
                    Total Assets ...........................        699,525,162
                    -----------------------------------------------------------
Liabilities:
  Payable for investments purchased ........................         43,261,658
  Payable for shares repurchased ...........................            410,826
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B .................................            681,593
  Accounts payable and accrued expenses ....................            191,933
                                                                  -------------
                    Total Liabilities ......................         44,546,010
                    -----------------------------------------------------------
Net Assets:
  Capital paid-in ..........................................        421,708,267
  Accumulated net realized gain on investments .............            183,059
  Net unrealized appreciation of investments ...............        235,201,719
  Accumulated net investment loss ..........................         (2,113,893)
                                                                  -------------
                    Net Assets .............................       $654,979,152
                    ===========================================================
Net Asset Value Per Share:
  (Based on net assets and shares of beneficial
   interest outstanding - unlimited number of
   shares authorized with no par value)
  Class A - $416,368,856 / 17,943,453 ......................             $23.20
  =============================================================================
  Class B - $238,610,296 / 10,675,893 ......................             $22.35
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($23.20 x 105.26%) .............................             $24.42
  =============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1998  (Unaudited)
--------------------------------------------------------------------------------
Investment Income:
  Dividends (net of foreign withholding taxes of $13,862) .....      $1,972,782
  Interest ....................................................         627,163
                                                                   ------------
                                                                      2,599,945
                                                                   ------------
  Expenses:
   Investment management fee - Note B .........................       2,129,076
   Distribution and service fee - Note B
     Class A ..................................................         562,618
     Class B ..................................................         925,927
   Transfer agent fee - Note B ................................         875,391
   Custodian fee ..............................................          63,968
   Financial services fee - Note B ............................          49,879
   Auditing fee ...............................................          27,789
   Registration and filing fees ...............................          23,526
   Printing ...................................................          21,068
   Trustees' fees .............................................          14,623
   Miscellaneous ..............................................           6,045
   Legal fees .................................................           1,290
                                                                   ------------
                    Total Expenses ............................       4,701,200
                    -----------------------------------------------------------
                    Net Investment Loss .......................      (2,101,255)
                    -----------------------------------------------------------
Realized and Unrealized Gain on Investments:
  Net realized gain on investments sold .......................       1,441,687
  Change in net unrealized appreciation/depreciation
     of investments ...........................................      76,236,293
                                                                   ------------
                    Net Realized and Unrealized
                    Gain on Investments .......................      77,677,980
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations .................     $75,576,725
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Growth Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                           SIX MONTHS ENDED
                                                                            YEAR ENDED      APRIL 30, 1998
                                                                         OCTOBER 31, 1997    (UNAUDITED)
                                                                         ----------------    -----------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment loss .................................................    ($1,868,110)      ($2,101,255)
   Net realized gain on investments sold ...............................     70,849,140         1,441,687
   Change in net unrealized appreciation/depreciation of investments ...    (21,033,620)       76,236,293
                                                                          -------------     -------------
     Net Increase in Net Assets Resulting from Operations ..............     47,947,410        75,576,725
                                                                          -------------     -------------
Distributions to Shareholders:
   Distributions from net realized gain on investments sold
     Class A - ($2.2830 and $4.1588 per share, respectively) ...........    (26,978,610)      (52,605,912)
     Class B - ($2.2830 and $4.1588 per share, respectively) ...........     (2,737,474)       (6,547,479)
                                                                          -------------     -------------
     Total Distributions to Shareholders ...............................    (29,716,084)      (59,153,391)
                                                                          -------------     -------------
From Fund Share Transactions - Net: * ..................................     16,367,439       299,058,033
                                                                          -------------     -------------
Net Assets:
   Beginning of period .................................................    304,899,020       339,497,785
                                                                          -------------     -------------
   End of period (including accumulated net investment loss
     of $12,639 and $2,113,893, respectively) ..........................   $339,497,785      $654,979,152
                                                                          =============     =============

* Analysis of Fund Share Transactions:

                                                                                                             SIX MONTHS ENDED
                                                                                YEAR ENDED                   APRIL 30, 1998
                                                                             OCTOBER 31, 1997                  (UNAUDITED)
                                                                       -----------------------------   ----------------------------
                                                                           SHARES          AMOUNT          SHARES         AMOUNT
                                                                       ------------    -------------   ------------   -------------
CLASS A
   Shares sold .....................................................      5,919,970     $132,758,761      3,085,104     $69,000,491
   Shares issued in reorganization - Note D ........................             --               --      3,892,361      81,397,839
   Shares issued to shareholders in reinvestment of distributions ..      1,190,442       25,034,980      2,338,768      48,248,377
                                                                       ------------    -------------   ------------   -------------
                                                                          7,110,412      157,793,741      9,316,233     198,646,707
   Less shares repurchased .........................................     (6,681,624)    (150,827,840)    (3,806,333)    (84,012,578)
                                                                       ------------    -------------   ------------   -------------
   Net increase ....................................................        428,788       $6,965,901      5,509,900    $114,634,129
                                                                       ============    =============   ============   =============
CLASS B
   Shares sold .....................................................        729,300      $16,342,742        779,395     $16,559,454
   Shares issued in reorganization - Note D ........................             --               --      9,479,759     191,455,100
   Shares issued to shareholders in reinvestment of distributions ..        124,391        2,559,110        307,718       6,130,474
                                                                       ------------    -------------   ------------   -------------
                                                                            853,691       18,901,852     10,566,872     214,145,028
   Less shares repurchased .........................................       (431,864)      (9,500,314)    (1,428,405)    (29,721,124)
                                                                       ------------    -------------   ------------   -------------
   Net increase ....................................................        421,827       $9,401,538      9,138,467    $184,423,904
                                                                       ============    =============   ============   =============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Growth Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                               YEAR ENDED DECEMBER 31,                PERIOD FROM
                                                   ----------------------------------------------  JANUARY 1, 1996 TO
                                                      1992        1993        1994        1995     OCTOBER 31, 1996(8)
                                                    --------    --------    --------    --------   -------------------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ..........    $17.48      $17.32      $17.40      $15.89          $19.51
                                                    --------    --------    --------    --------        --------
   Net Investment Loss ...........................     (0.06)      (0.11)      (0.10)      (0.09)(1)       (0.13)(1)
   Net Realized and Unrealized Gain
     (Loss) on Investments .......................      1.10        2.33       (1.21)       4.40            3.90
                                                    --------    --------    --------    --------        --------
     Total from Investment Operations ............      1.04        2.22       (1.31)       4.31            3.77
                                                    --------    --------    --------    --------        --------
   Less Distributions:
     Distributions from Net Realized
       Gain on Investments Sold ..................     (1.20)      (2.14)      (0.20)      (0.69)             --
                                                    --------    --------    --------    --------        --------
   Net Asset Value, End of Period ................    $17.32      $17.40      $15.89      $19.51          $23.28
                                                    ========    ========    ========    ========        ========
   Total Investment Return at Net Asset Value(2) .      6.06%      13.03%      (7.50%)     27.17%          19.32%(5)
Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ......  $153,057    $162,937    $146,466    $241,700        $279,425
   Ratio of Expenses to Average Net Assets .......      1.60%       1.56%       1.65%       1.48%           1.48%(6)
   Ratio of Net Investment Loss to Average
     Net Assets ..................................     (0.36%)     (0.67%)     (0.64%)     (0.46%)         (0.73%)(6)
   Portfolio Turnover Rate .......................        71%         68%         52%         68%(3)          59%

                                                      YEAR ENDED  SIX MONTHS ENDED
                                                       OCTOBER 31,  APRIL 30, 1998
                                                          1997      (UNAUDITED)
                                                      ----------- ----------------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ..........      $23.28         $24.37
                                                      --------       --------
   Net Investment Loss ...........................       (0.12)(1)      (0.06)(1)
   Net Realized and Unrealized Gain
     (Loss) on Investments .......................        3.49           3.05
                                                      --------       --------
     Total from Investment Operations ............        3.37           2.99
                                                      --------       --------
   Less Distributions:
     Distributions from Net Realized
       Gain on Investments Sold ..................       (2.28)         (4.16)
                                                      --------       --------
   Net Asset Value, End of Period ................      $24.37         $23.20
                                                      ========       ========
   Total Investment Return at Net Asset Value(2) .       16.05%         14.39%(5)
Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ......    $303,067       $416,369
   Ratio of Expenses to Average Net Assets .......        1.44%          1.44%(6)
   Ratio of Net Investment Loss to Average
     Net Assets ..................................       (0.51%)        (0.53%)(6)
   Portfolio Turnover Rate .......................         133%            34%

                                                         YEAR ENDED DECEMBER 31,     PERIOD FROM       YEAR ENDED  SIX MONTHS ENDED
                                                         ----------------------   JANUARY 1, 1996 TO   OCTOBER 31,  APRIL 30, 1998
                                                          1994           1995     OCTOBER 31, 1996(8)     1997      (UNAUDITED)
                                                         --------      --------   -------------------  ----------  ----------------
CLASS B(4)
Per Share Operating Performance
   Net Asset Value, Beginning of Period ................  $17.16         $15.83         $19.25            $22.83         $23.70
                                                          ------        -------        -------           -------       --------
   Net Investment Loss(1) ..............................   (0.20)         (0.26)         (0.26)            (0.27)         (0.13)
   Net Realized and Unrealized Gain (Loss) on
     Investments .......................................   (0.93)          4.37           3.84              3.42           2.94
                                                          ------        -------        -------           -------       --------
     Total from Investment Operations ..................   (1.13)          4.11           3.58              3.15           2.81
                                                          ------        -------        -------           -------       --------
   Less Distributions:
     Distributions from Net Realized Gain on
       Investments Sold ................................   (0.20)         (0.69)            --             (2.28)         (4.16)
                                                          ------        -------        -------           -------       --------
   Net Asset Value, End of Period ......................  $15.83         $19.25         $22.83            $23.70         $22.35
                                                          ======        =======        =======           =======       ========
   Total Investment Return at Net Asset Value(2) .......   (6.56%)(5)     26.01%         18.60%(5)         15.33%         13.99%(5)
Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ............  $3,807        $15,913        $25,474           $36,430       $238,610
   Ratio of Expenses to Average Net Assets .............    2.38%(6)       2.31%          2.18%(6)          2.13%          2.12%(6)
   Ratio of Net Investment Loss to Average
     Net Assets ........................................   (1.25%)(6)     (1.39%)        (1.42%)(6)        (1.20%)        (1.17%)(6)
   Portfolio Turnover Rate .............................      52%            68%(3)         59%              133%            34%

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Growth Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                PERIOD ENDED        YEAR ENDED      PERIOD ENDED
                                                             DECEMBER 31, 1993  DECEMBER 31, 1994  MARCH 31, 1995
                                                             -----------------  -----------------  --------------
CLASS C(7)
Per Share Operating Performance
   Net Asset Value, Beginning of Period ......................    $17.05              $17.46           $16.02
                                                                  ------              ------           ------
   Net Investment Income (Loss) ..............................     (0.02)              (0.01)            0.02(1)
   Net Realized and Unrealized Gain (Loss) on Investments ....      2.57               (1.23)            1.28
                                                                  ------              ------           ------
     Total from Investment Operations ........................      2.55               (1.24)            1.30
                                                                  ------              ------           ------
   Less Distributions:
     Distributions from Net Realized Gain on Investments
       Sold ..................................................     (2.14)              (0.20)              --
                                                                  ------              ------           ------
     Net Asset Value, End of Period ..........................    $17.46              $16.02           $17.32
                                                                  ======              ======           ======
   Total Investment Return at Net Asset Value(2) .............    (15.18%)(5)          (7.07%)           8.11%(5)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ..................    $1,285              $1,574           $1,672
   Ratio of Expenses to Average Net Assets ...................      1.05%(6)            1.12%            1.05%(6)
   Ratio of Net Investment Income (Loss) to Average Net
     Assets ..................................................     (0.17%)(6)          (0.08%)           0.44%(6)
   Portfolio Turnover Rate ...................................        68%                 52%              39%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Excludes merger activity.
(4) Class B shares commenced operations on January 3, 1994.
(5) Not annualized.
(6) Annualized.
(7) Class C shares commenced operations on May 7, 1993. Net asset value and net assets at the end of the period reflect amounts prior to the redemption of all shares on March 31, 1995.
(8) Effective October 31, 1996, the fiscal period end changed from December 31 to October 31.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Growth Fund

Schedule of Investments
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Growth Fund on April 30, 1998. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

COMMON STOCKS
Advertising (1.32%)
   Interpublic Group of Cos., Inc. (The) ..........      80,000       $5,110,000
   Outdoor Systems, Inc.* .........................     112,500        3,571,875
                                                                    ------------
                                                                       8,681,875
                                                                    ------------
Automobile/Trucks (0.58%)
   Avis Rent A Car, Inc.* .........................     145,000        3,797,187
                                                                    ------------
Banks - United States (3.55%)
   Banc One Corp. .................................      96,186        5,656,939
   Chase Manhattan Corp. ..........................      50,000        6,928,125
   First Tennessee National Corp. .................      40,000        1,377,500
   Mellon Bank Corp. ..............................      53,000        3,816,000
   Norwest Corp. ..................................     100,000        3,968,750
   Regions Financial Corp. ........................      35,000        1,526,875
                                                                    ------------
                                                                      23,274,189
                                                                    ------------
Beverages (2.12%)
   Coca-Cola Co. (The) ............................     105,000        7,966,875
   PepsiCo, Inc. ..................................     150,000        5,953,125
                                                                    ------------
                                                                      13,920,000
                                                                    ------------
Building (1.50%)
   Clayton Homes, Inc. ............................     200,000        4,012,500
   Masco Corp. ....................................     100,000        5,800,000
                                                                    ------------
                                                                       9,812,500
                                                                    ------------
Business Services - Misc (1.08%)
   Paychex, Inc. ..................................      85,000        4,616,562
   Robert Half International, Inc.* ...............      45,000        2,435,625
                                                                    ------------
                                                                       7,052,187
                                                                    ------------
Chemicals (1.34%)
   Air Products & Chemicals, Inc. .................      55,000        4,781,562
   Sigma-Aldrich Corp. ............................     100,000        3,987,500
                                                                    ------------
                                                                       8,769,062
                                                                    ------------
Computers (17.16%)
   Adaptec, Inc.* .................................     100,000        2,368,750
   America Online, Inc.* ..........................     160,000       12,800,000
   Automatic Data Processing, Inc. ................      85,000        5,689,688
   BMC Software, Inc.* ............................      95,000        8,888,438
   CBT Group PLC* American Depositary
     Receipts (ADR) (Ireland) .....................      50,000        2,543,750
   Cisco Systems, Inc.* ...........................      70,000        5,127,500
   Compaq Computer Corp. ..........................      20,000          561,250
   Computer Associates International, Inc. ........     118,500        6,939,656
   Computer Sciences Corp.* .......................     110,000        5,802,500
   Electronic Data Systems Corp. ..................     100,000        4,300,000
   EMC Corp.* .....................................     130,000        5,996,250
   Fiserv, Inc.* ..................................      45,000        2,941,875
   HBO & Co. ......................................      85,300        5,102,006
   Hewlett-Packard Co. ............................      40,000        3,012,500
   International Business Machines Corp. ..........      40,000        4,635,000
   Microsoft Corp.* ...............................     140,000       12,617,500
   Network Appliance, Inc.* .......................     100,000        3,606,250
   Networks Associates, Inc.* .....................     120,000        8,220,000
   Oracle Corp.* ..................................     175,600        4,543,650
   Security Dynamics Technologies, Inc.* ..........      40,000          965,000
   Sun Microsystems, Inc.* ........................      35,000        1,441,562
   Symantec Corp.* ................................      80,000        2,320,000
   Visio Corp.* ...................................      40,000        1,980,000
                                                                    ------------
                                                                     112,403,125
                                                                    ------------
Cosmetics & Personal Care (0.97%)
   Gillette Co. ...................................      55,000        6,349,062
                                                                    ------------
Electronics (2.87%)
   Applied Materials, Inc.* .......................      40,000        1,445,000
   Emerson Electric Co. ...........................      30,000        1,908,750
   General Electric Co. ...........................     120,000       10,215,000
   Intel Corp. ....................................      65,000        5,252,812
                                                                    ------------
                                                                      18,821,562
                                                                    ------------
Finance (6.98%)
   American Express Co. ...........................     100,000       10,200,000
   Associates First Capital Corp. (Class A) .......      70,000        5,232,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Growth Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

Finance (continued)
   E*TRADE Group, Inc.* ...........................      60,000       $1,496,250
   First Data Corp. ...............................     150,000        5,081,250
   Franklin Resources, Inc. .......................      80,000        4,280,000
   MBNA Corp. .....................................     217,500        7,367,813
   Price (T. Rowe) Associates, Inc. ...............     100,000        7,550,000
   SLM Holding Corp. ..............................     105,000        4,482,187
                                                                    ------------
                                                                      45,690,000
                                                                    ------------
Food (0.27%)
   International Home Foods, Inc.* ................      58,000        1,740,000
                                                                    ------------
Furniture (0.87%)
   Leggett & Platt, Inc. ..........................     110,000        5,713,125
                                                                    ------------
Insurance (5.75%)
   Ace, Ltd. (Bermuda) ............................     232,200        8,794,575
   AFLAC, Inc. ....................................      30,000        1,950,000
   American International Group, Inc. .............      70,000        9,209,375
   Progressive Corp. ..............................      55,000        7,449,063
   Travelers Group, Inc. ..........................     168,000       10,279,500
                                                                    ------------
                                                                      37,682,513
                                                                    ------------
Leisure (4.22%)
   Carnival Corp. (Class A) .......................      52,000        3,617,250
   Disney (Walt) Co. (The) ........................      92,100       11,449,181
   Marriott International, Inc. (Class A) .........      80,000        2,560,000
   Marriott International, Inc. ...................      80,000        2,640,000
   Royal Caribbean Cruises Ltd. ...................     100,000        6,837,500
   Sodexho Marriott Services, Inc. ................      20,000          510,000
                                                                    ------------
                                                                      27,613,931
                                                                    ------------
Linen Supply & Related (1.19%)
   Cintas Corp. ...................................     130,000        6,191,250
   G & K Services, Inc. (Class A) .................      40,000        1,610,000
                                                                    ------------
                                                                       7,801,250
                                                                    ------------
Machinery (1.09%)
   Dover Corp. ....................................     120,000        4,740,000
   Pentair, Inc. ..................................      55,000        2,378,750
                                                                    ------------
                                                                       7,118,750
                                                                    ------------
Media (6.05%)
   CBS Corp.* .....................................     200,000        7,125,000
   Central Newspapers, Inc. (Class A) .............      70,000        5,127,500
   Clear Channel Communications, Inc.* ............      40,000        3,770,000
   Gannett Co., Inc. ..............................     136,000        9,239,500
   Heftel Broadcasting Corp. (Class A)* ...........     140,000        6,142,500
   Jacor Communications, Inc.* ....................      40,000        2,275,000
   Tribune Co. ....................................      90,000        5,940,000
                                                                    ------------
                                                                      39,619,500
                                                                    ------------
Medical (9.43%)
   Abbott Laboratories ............................      35,000        2,559,375
   Health Care & Retirement Corp.* ................     160,000        6,520,000
   Health Management Associates,
     Inc. (Class A)* ..............................     300,000        9,450,000
   Johnson & Johnson ..............................     118,500        8,457,938
   Lilly (Eli) & Co. ..............................     100,000        6,956,250
   Medtronic, Inc. ................................      90,000        4,736,250
   Merck & Co., Inc. ..............................      65,000        7,832,500
   SmithKline Beecham PLC (ADR)
     (United Kingdom) .............................      92,000        5,479,750
   Warner-Lambert Co. .............................      51,500        9,743,156
                                                                    ------------
                                                                      61,735,219
                                                                    ------------
Mortgage Banking (2.04%)
   Fannie Mae .....................................     130,000        7,783,750
   Freddie Mac ....................................     120,000        5,557,500
                                                                    ------------
                                                                      13,341,250
                                                                    ------------
Office (1.01%)
   HON INDUSTRIES, Inc. ...........................      71,200        2,278,400
   Pitney Bowes, Inc. .............................      90,000        4,320,000
                                                                    ------------
                                                                       6,598,400
                                                                    ------------
Oil & Gas (5.99%)
   Amoco Corp. ....................................     120,000        5,310,000
   Diamond Offshore Drilling, Inc. ................     125,000        6,328,125
   ENSCO International, Inc. ......................      50,000        1,412,500
   Halliburton Co. ................................     150,000        8,250,000
   R&B Falcon Corp.* ..............................     250,000        8,015,625
   Schlumberger, Ltd. .............................      95,000        7,873,125
   Smith International, Inc.* .....................      35,000        2,056,250
                                                                    ------------
                                                                      39,245,625
                                                                    ------------
Retail (12.80%)
   Borders Group, Inc. * ..........................      46,200        1,484,175
   Consolidated Stores Corp.* .....................      57,500        2,300,000
   Costco Cos., Inc.* .............................     175,000        9,778,125
   CVS Corp. ......................................     148,638       10,962,052
   Dayton Hudson Corp. ............................      75,000        6,548,438
   Dollar General Corp. ...........................      79,687        3,018,145

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                        John Hancock Funds - Growth Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

Retail (continued)
   Family Dollar Stores, Inc. .....................      90,000       $3,060,000
   Home Depot, Inc. (The) .........................     230,000       16,013,750
   Meyer (Fred), Inc. * ...........................      57,800        2,593,775
   Starbucks Corp.* ...............................     185,000        8,903,125
   Sysco Corp. ....................................     200,000        4,762,500
   Walgreen Co. ...................................     140,000        4,830,000
   Wal-Mart Stores, Inc. ..........................     190,000        9,606,875
                                                                    ------------
                                                                      83,860,960
                                                                    ------------
Schools/Education (0.51%)
   Apollo Group, Inc. (Class A)*  .................      96,750        3,313,688
                                                                    ------------
Soap & Cleaning Preparations (2.39%)
   Colgate-Palmolive Co. ..........................     120,000       10,762,500
   Ecolab, Inc. ...................................     155,000        4,911,563
                                                                    ------------
                                                                      15,674,063
                                                                    ------------
Telecommunications (4.98%)
   Century Telephone Enterprises, Inc. ............      90,000        3,830,625
   Nextel Communications, Inc. (Class A)* .........     330,000        9,466,875
   Nokia Corp. (ADR) (Finland) ....................      40,000        2,675,000
   Qwest Communications International, Inc.* ......     100,600        3,879,388
   Tellabs, Inc.* .................................      40,000        2,835,000
   WorldCom, Inc.* ................................     233,000        9,968,020
                                                                    ------------
                                                                      32,654,908
                                                                    ------------
Textile (0.73%)
   Jones Apparel Group, Inc.* .....................      80,000        4,785,000
                                                                    ------------
Utilities (1.56%)
   Questar Corp. ..................................      45,000        1,951,875
   SBC Communications, Inc. .......................     200,000        8,287,500
                                                                    ------------
                                                                      10,239,375
                                                                    ------------
                               TOTAL COMMON STOCKS
                               (Cost $422,109,368)     (100.35%)     657,308,306
                                                       --------     ------------

                                            INTEREST    PAR VALUE      MARKET
ISSUER, DESCRIPTION                          RATE     (000s OMITTED)    VALUE
-------------------                          ----     --------------    -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.24%)
   Investment in a joint repurchase
     agreement transaction with
     Toronto Dominion Securities
     USA, Inc. - Dated 04-30-98,
     due 05-01-98 (Secured by U.S.
     Treasury Bills, 4.86% and 5.27%,
     due 06-18-98 and 12-10-98,
     U.S. Treasury Bonds, 6.00% thru
     13.25%, due 05-15-14 thru 02-15-27
     and U.S. Treasury Notes, 4.75% thru
     9.25%, due 07-31-98 thru 05-15-06) -
     Note A...............................    5.50%      $8,092      $8,092,000
                                                                   ------------

Corporate Savings Account (0.00%)
   Investors Bank & Trust Company
     Daily Interest Savings Account
     Current Rate 4.95%...................                                1,579
                                                                   ------------
                       TOTAL SHORT-TERM INVESTMENTS      (1.24%)      8,093,579
                                                       --------    ------------
                                  TOTAL INVESTMENTS    (101.59%)    665,401,885
                                                       --------    ------------
                  OTHER ASSETS AND LIABILITIES, NET      (1.59%)    (10,422,733)
                                                       --------    ------------
                                   TOTAL NET ASSETS    (100.00%)   $654,979,152
                                                       ========    ============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                        John Hancock Funds - Growth Fund

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of six series: John Hancock Growth Fund (the "Fund"), John Hancock Global Fund, John Hancock World Bond Fund, John Hancock Short-Term Strategic Income Fund, John Hancock Special Opportunities Fund and John Hancock International Fund. The other five series of the Trust are reported in separate financial statements. The investment objective of the Fund is to seek long-term capital appreciation through investment in stocks that are diversified with regard to industries and issuers.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The Trustees have authorized the issuance of new Class C shares, effective June 1, 1998. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in joint repurchase agreement transactions. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the fund has $1,207,188 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distribution will be made. This carryforward amount, all of which was acquired on December 5, 1997 from the John Hancock Disciplined Growth Fund, will expire on October 31, 2005. The use of this loss to offset future gains may be limited in a given year, to the extent provided by regulations.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                        John Hancock Funds - Growth Fund

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the lines of credit, is allocated among the participating funds.
The Fund had no borrowing activity for the period ended April 30, 1998.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.75% of the next $250,000,000 and (c) 0.70% of the Fund's average daily net asset value in excess of $500,000,000.

   At a trustees meeting on September 9, 1997, the trustees approved a new monthly investment management contract, which became effective upon the merger, December 5, 1997, to replace the present contract. Under this new management contract, the Fund will pay a monthly management fee to the Adviser for a continuous investment program, equivalent on an annual basis, to the sum of (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and
(b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended April 30, 1998, net sales charges received with regard to sales of Class A shares amounted to $252,484. Out of this amount, $40,389 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $96,959 was paid as sales commissions to unrelated broker-dealers and $115,136 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1998, contingent deferred sales charges amounted to $232,128.

   In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual

==========================NOTES TO FINANCIAL STATEMENTS=========================

                        John Hancock Funds - Growth Fund

rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are Trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1998, the Fund's investments to cover the deferred compensation had unrealized appreciation of $2,782.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term obligations, during the period ended April 30, 1998, aggregated $180,555,414 and $196,646,872, respectively.

   The cost of investments owned at April 30, 1998 (including the joint repurchase agreement), for federal income tax purposes was $430,890,686. Gross unrealized appreciation and depreciation of investments aggregated $236,661,739 and $2,152,120, respectively, resulting in net unrealized appreciation of $234,509,619.

NOTE D -
REORGANIZATION

On November 12,1997, the shareholders of John Hancock Disciplined Growth Fund (JHDGF) and John Hancock Discovery Fund (JHDF) approved a plan of reorganization between JHDGF and the Fund, and JHDF and the Fund, providing for the transfer of substantially all of the assets and liabilities of JHDGF and JHDF to the Fund in exchange solely for Class A and Class B shares of the Fund. The acquisition of JHDGF was accounted for as a tax free exchange of 1,825,089 Class A shares and 5,012,295 Class B shares of the Fund (valued at $38,166,628 and $101,229,305, respectively) for the 2,318,348 Class A shares and 6,305,496 Class B shares of JHDGF, including $42,164,993 of unrealized appreciation, after the close of business at December 5, 1997. The acquisition of JHDF was accounted for as a tax free exchange of 2,067,272 Class A shares and 4,467,464 Class B shares of the Fund (valued at $43,231,211 and $90,225,795, respectively) for 2,567,733 Class A shares and 5,636,912 Class B shares of JHDF, including $31,282,553 of unrealized appreciation, after the close of business at December 5, 1997. The aggregate net assets of JHDGF, JHDF and the Fund were $139,395,933, $133,457,006 and $350,721,840, respectively, immediately before the acquisition.

======================================NOTES=====================================

                        John Hancock Funds - Growth Fund

======================================NOTES=====================================

                        John Hancock Funds - Growth Fund

================================================================================

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--------------------------------------------------------------------------------
   This report is for the information of shareholders of the John Hancock Growth Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[RECYCLE LOGO] Printed on Recycled Paper                              200SA 4/98
                                                                            6/98

                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                   Short-Term
                                Strategic Income
                                      Fund

                                 APRIL 30, 1998

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                    ----------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                               DENNIS S. ARONOWITZ
                            RICHARD P. CHAPMAN, JR.*
                               WILLIAM J. COSGROVE
                                DOUGLAS M. COSTLE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                      President and Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                            Second Vice President and
                               Compliance Officer

                                    CUSTODIAN
                       STATE STREET BANK AND TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                    ----------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

      After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer so far has been more of the same. This achievement continues to bolster many investors' convictions that the market will produce these results forever, or, in the worst case, that market declines will always be short-lived. While the economy remains solid and the environment favorable, history and reason tell us it's a highly unlikely scenario.

[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to third paragraph.]

      This doesn't mean we know what the market will do next, or that it's riding for a fall. But after such a run, even in this "new era" of strong economic growth with low inflation, we believe it would be wise for investors to set more realistic expectations. As we've said before, markets do indeed move in two directions, even though we've seen "up" much more than "down" recently. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

      In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

      At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

        BY LAWRENCE J. DALY AND ANTHONY A. GOODCHILD, PORTFOLIO MANAGERS

                             John Hancock Short-Term
                              Strategic Income Fund

                      Bond markets recover from Asian flu,
                    despite continued problems in the region

When turmoil erupted in Southeast Asia's financial and currency markets last October, bond investors feared the worst. Instead, bond markets outside of Asia did fairly well during the six months following the debacle. The initial flight away from emerging markets and toward safety benefited U.S. Treasury bonds, which continued to remain attractive thanks to stable prices, near-ideal economic conditions and the prospect of lower interest rates. Yields on two-year U.S. Treasuries hovered around 5.5% for most of the period. In continental Europe, bond markets rallied briefly during the first quarter of 1998, as interest rates there remained low. Only in April did interest rates begin reversing course, as the region prepared to move to a single currency. By contrast, interest rates stayed high in the United Kingdom due to strong economic growth. High rates, low inflation and a strong currency made U.K. bond markets especially attractive. Bonds in certain emerging markets -- including ones in Latin America -- did well after those countries changed their monetary and fiscal policy mix to regain investor confidence.

Performance review

In this environment, John Hancock Short-Term Strategic Income Fund did well. For the six months ended April 30, 1998, the Fund's Class A and Class B shares had total returns of 3.35% and 3.13%, respectively, at net asset value. Keep in mind that your net asset value return will be different from this performance if you were not

"...U.S. Treasury bonds... continued to remain attractive..."

[A 2 3/4" x 2 3/4"  photo at bottom  right of page of fund  portfolio  managers.
Caption below reads "Anthony Goodchild (l) and Lawrence Daly (r), Portfolio Managers".]

================================================================================

              John Hancock Funds - Short-Term Strategic Income Fund


[Chart at the top of left hand column with the heading "Top Five Bond Categories". The chart lists five categories: 1.) U.S. government 63%; 2.) Foreign governments 15%; 3.) Banks & Finance 5%; 4.) Oil & Gas 4% and 5.) Utilities 3%. A note below the chart reads "As a percentage of net assets on April 30, 1998".]

invested in the Fund for the entire period and did not reinvest all distributions. The Fund's returns beat the average short-term investment-grade bond fund's return of 2.66%, according to Lipper Analytical Services, Inc.(1) Please see pages six and seven for longer-term performance information.

      The Fund benefited from focusing on government bonds in the United States and Latin America, while avoiding Southeast Asia. We earned the coupon (or stated interest rate) on our U.S. investments, plus high yields and price appreciation on our Latin American debt. In addition, the bulk of the Fund's net assets -- 92% by the end of April -- were in U.S. dollar-denominated bonds. This helped performance, as the dollar appreciated about 10% against the Japanese yen and 4% against the German mark during the period. The Fund also benefited from occasional small stakes in other currencies, including the British pound and South African rand.

Portfolio strategy

The Fund owned a mix of higher-quality, short-term securities like U.S. Treasuries, and lower-quality, longer-term emerging-market bonds. This combination allowed us to earn high income, while also meeting our target average portfolio credit rating of single A and keeping the Fund's average maturity under three years.

      United States. During the period, we boosted our stake in U.S. government and agency bonds to 63% of the Fund's net assets, up from 38% at the end of October. Early in the period, U.S. bonds seemed to offer the best value and prospects among developed nations. The bulk of our U.S. investments were Treasuries with two- or three-year maturities. To add income, we also bought mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation, known as Freddie Mac. Both Treasuries and mortgages have the highest possible credit ratings (AAA), which helped offset the lower quality ratings of our emerging-market debt.

      Emerging markets. Immediately following the Asian crisis, we pared back our stake in emerging markets to 29% of the Fund's net assets, down from 44% at the end of October. In Latin America, we sold corporate bonds and trimmed our stake in government bonds to gain added stability and liquidity. We also sold at a profit our small stake in Russian government bonds. Our focus instead was on dollar-denominated government bonds in countries like Brazil, Mexico, Argentina, Panama and Colombia. These countries have shown they can make the hard choices necessary to move along

"Our focus... was on dollar-denominated government bonds..."

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent
Performance...and What's Behind the Numbers". The first listing is Latin American bonds followed by an up arrow with the phrase "Monetary and fiscal policy improvements". The second listing is U.S. dollar followed by an up arrow with the phrase "Higher interest rates and growth prospects". The third listing is U.S. Treasuries followed by an arrow pointing to the right and left with the phrase "Little change in interest rates". A note below the table reads "See "Schedule of Investments." Investment holdings are subject to change."]

================================================================================

              John Hancock Funds - Short-Term Strategic Income Fund


[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended April 30, 1998". The chart is scaled in increments of 1% with 0% at the bottom and 5% at the top. The first bar represents the 3.35% total return for John Hancock Short-Term Strategic Income Fund Class A. The second bar represents the 3.13% total return for John Hancock Short-Term Strategic Income Fund Class B. The third bar represents the 2.66% total return for the average short-term investment-grade bond fund. A note below the chart reads "Total returns for John Hancock Short-Term Strategic Income Fund are at net asset value with all distributions reinvested. The average short-term investment-grade bond fund is tracked by Lipper Analytical Services, Inc. (1). See the following two pages for historical performance information."]

the transition path from emerging economies towards more developed economies. Among the best-performing markets were Brazil and Panama, both of which made strong rebounds following the Asian crisis. In late February, further currency problems in Korea, Thailand, and Indonesia hurt all emerging-market debt. We used this opportunity to boost our Latin American bond stake to 25% of the Fund's net assets.

      Europe. We avoided continental Europe because we expected interest rates to rise and bond prices to fall, as economies there converge before launching the new euro currency. Unfortunately, we were early in predicting this move, since interest rates didn't start turning until April. We also steered clear of the high-yielding U.K. bond market, believing we could do better by investing in a mix of higher-yielding emerging markets and U.S. government bonds.

Outlook

Looking ahead, we're cautious. We're concerned about Japan's ability to re-ignite its economy, develop a more open trading system and stabilize its currency. Another issue is how Japan will resolve deep-seated problems in its banking system and financial markets. Given that Japan controls about 50% of the world's savings, what happens there will have a direct effect on financial markets here. In the United States, there's also the possibility that the Federal Reserve will raise interest rates, creating problems for bond investors. We expect continued volatility in the emerging markets, which will be buffeted by setbacks and breakthroughs. It's also hard to predict how events will unfold in Europe, as the new single currency goes into effect.

      Given these uncertainties, we believe the best strategy is a defensive one aimed at avoiding major market disruptions. The Fund's diversification across both countries and various financial instruments insulates it somewhat from volatility in individual markets. When bond prices tumble, we'll use the opportunity to move into undervalued markets that have been unfairly beaten up. As we do this, however, we'll most likely keep our stake in emerging markets under 30% of the Fund's net assets, with a bias toward the U.S. dollar.

"...we believe the best strategy is
a defensive one..."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

              John Hancock Funds - Short-Term Strategic Income Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Short-Term Strategic Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 3%. Class B performance reflects a maximum contingent deferred sales charge (maximum 3% and declining to 0% over four years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended March 31, 1998

                                                               SINCE
                                          ONE       FIVE     INCEPTION
                                         YEAR       YEARS    (1/3/92)
                                         ----       -----    --------
Cumulative Total Returns                 3.30%      33.22%    38.70%
Average Annual Total Returns             3.30%       5.90%     5.38%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended March 31, 1998

                                                                   SINCE
                                           ONE        FIVE       INCEPTION
                                           YEAR       YEARS     (12/28/90)
                                           ----       -----     ----------
Cumulative Total Returns                   2.91%      32.79%      47.58%
Average Annual Total Returns               2.91%       5.84%       5.51%

--------------------------------------------------------------------------------
 YIELDS
--------------------------------------------------------------------------------

As of April 30, 1998
                                                                 SEC 30-DAY
                                                                   YIELD
                                                                   -----
John Hancock Short-Term Strategic Income Fund:
   Class A                                                         5.22%
John Hancock Short-Term Strategic Income Fund:
   Class B                                                         4.68%

================================================================================

              John Hancock Funds - Short-Term Strategic Income Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Short-Term Strategic Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Salomon Brothers World Money Market Index -- an unmanaged index that is composed of various non-U.S. currency-denominated bonds, usually with an average maturity of three years or less. Past performance is not indicative of future results.

[Line chart with the heading Short-Term Strategic Income Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the Short-Term Strategic Income Fund on January 3, 1992, before sales charge, and is equal to $14,327 as of April 30, 1998. The second line represents the Short-Term Strategic Income Fund, after sales charge, and is equal to $13,897 as of April 30, 1998. The third line represents the value of the Salomon Brothers World Money Market Index and is equal to $12,300 as of April 30, 1998.]

[Line chart with the heading Short-Term Strategic Income Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the Short-Term Strategic Income Fund on December 28, 1990, and is equal to $14,779 as of April 30, 1998. The second line represents the value of Salomon Brothers World Money Market Index and is equal to $13,441 as of April 30, 1998.]

*No contingent deferred sales charge applicable.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Short-Term Strategic Income Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Common stocks (cost - $583,955) ..........................          $564,500
   Bonds (cost - $74,028,243) ...............................        74,641,739
   Short-term investments (cost - $17,781,269)
     - Note A ...............................................        17,781,269
                                                                  -------------
                                                                     92,987,508
  Cash ......................................................               558
  Receivable for shares sold ................................            46,808
  Dividends receivable ......................................             6,685
  Interest receivable .......................................         1,616,848
  Other assets ..............................................             3,677
                                                                  -------------
                    Total Assets ............................        94,662,084
                    -----------------------------------------------------------
Liabilities:
  Payable for shares repurchased ............................             2,958
  Payable upon return of securities on loan - Note A ........        14,869,269
  Dividend payable ..........................................            16,248
  Payable to John Hancock Advisers, Inc. ....................
    and affiliates - Note B .................................            73,489
  Accounts payable and accrued expenses .....................            64,380
                                                                  -------------
                    Total Liabilities .......................        15,026,344
                    -----------------------------------------------------------
Net Assets:
  Capital paid-in ...........................................       106,422,088
  Accumulated net realized loss on investments and
   foreign currency transactions ............................       (27,342,635)
  Net unrealized appreciation of investments and
   foreign currency transactions ............................           593,043
  Distributions in excess of net investment income ..........           (36,756)
                                                                  -------------
                    Net Assets ..............................       $79,635,740
                    ===========================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of
   beneficial interest outstanding - unlimited
   number of shares authorized with no par value)
  Class A - $58,524,670/7,016,429 ...........................             $8.34
  =============================================================================
  Class B - $21,111,070/2,530,948 ...........................             $8.34
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($8.34 x 103.09%) ...............................             $8.60
  =============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Interest (including income on securities loaned
   of $37,946) ..............................................        $3,024,522
  Dividends .................................................             6,685
                                                                  -------------
                                                                      3,031,207
                                                                  -------------
  Expenses:
   Investment management fee - Note B .......................           269,659
   Distribution and service fee - Note B
     Class A ................................................            89,666
     Class B ................................................           113,911
   Transfer agent fee - Note B ..............................            85,205
   Custodian fee ............................................            30,435
   Auditing fee .............................................            24,648
   Registration and filing fees .............................            12,269
   Printing .................................................             8,029
   Financial services fee - Note B ..........................             7,331
   Miscellaneous ............................................             5,180
   Trustees' fees ...........................................             2,678
   Legal fees ...............................................               666
                                                                  -------------
                    Total Expenses ..........................           649,677
                    -----------------------------------------------------------
                    Net Investment Income ...................         2,381,530
                    -----------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency Transactions:
  Net realized gain on investments sold .....................           563,950
  Net realized loss on foreign currency transactions ........           (22,118)
  Change in net unrealized appreciation/depreciation
   of investments ...........................................          (241,478)
  Change in net unrealized appreciation/depreciation
   of foreign currency transactions .........................            17,853
                                                                  -------------
                    Net Realized and Unrealized
                    Gain on Investments and Foreign
                    Currency Transactions ...................           318,207
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ...............        $2,699,737
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Short-Term Strategic Income Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                                    SIX MONTHS ENDED
                                                                                                  YEAR ENDED         APRIL 30, 1998
                                                                                               OCTOBER 31, 1997        (UNAUDITED)
                                                                                               ----------------        -----------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income ...................................................................         $6,688,562          $2,381,530
   Net realized gain (loss) on investments sold and foreign currency transactions ..........           (217,219)            541,832
   Change in net unrealized appreciation/depreciation of investments and foreign
     currency transactions .................................................................         (1,367,334)           (223,625)
                                                                                                   ------------        ------------
     Net Increase in Net Assets Resulting from Operations ..................................          5,104,009           2,699,737
                                                                                                   ------------        ------------
Distributions to Shareholders:
   Distributions from net investment income
     Class A - ($0.5176 and $0.2453 per share, respectively) ...............................         (3,698,646)         (1,772,227)
     Class B - ($0.4678 and $0.2170 per share, respectively) ...............................         (1,962,894)           (609,303)
   Distributions in excess of net investment income
     Class A - ($0.0764 and none per share, respectively) ..................................           (545,931)                 --
     Class B - ($0.0158 and none per share, respectively) ..................................           (289,729)                 --
   Distributions from capital paid-in
     Class A - ($0.0175 and none per share, respectively) ..................................           (125,016)                 --
     Class B - ($0.0691 and none per share, respectively) ..................................            (66,346)                 --
                                                                                                   ------------        ------------
     Total Distributions to Shareholders ...................................................         (6,688,562)         (2,381,530)
                                                                                                   ------------        ------------
From Fund Share Transactions - Net:* .......................................................         (5,923,514)        (10,649,981)
                                                                                                   ------------        ------------
Net Assets:
   Beginning of period .....................................................................         97,475,581          89,967,514
                                                                                                   ------------        ------------
   End of period (including distributions in excess of net investment income of
     $36,756 and $36,756, respectively) ....................................................        $89,967,514         $79,635,740
                                                                                                   ============        ============

* Analysis of Fund Share Transactions:

                                                                                                             SIX MONTHS ENDED
                                                                                 YEAR ENDED                   APRIL 30, 1998
                                                                              OCTOBER 31, 1997                 (UNAUDITED)
                                                                       ----------------------------    ----------------------------
                                                                          SHARES          AMOUNT          SHARES          AMOUNT
                                                                       ------------    ------------    ------------    ------------
CLASS A
   Shares sold .....................................................      4,479,598     $38,000,567         804,140      $6,698,902
   Shares issued to shareholders in reinvestment of distributions ..        283,851       2,403,553         111,516         929,694
                                                                       ------------    ------------    ------------    ------------
                                                                          4,763,449      40,404,120         915,656       7,628,596
   Less shares repurchased .........................................     (2,890,921)    (24,502,562)     (1,604,619)    (13,389,230)
                                                                       ------------    ------------    ------------    ------------
   Net increase (decrease) .........................................      1,872,528     $15,901,558        (688,963)    ($5,760,634)
                                                                       ============    ============    ============    ============
CLASS B
   Shares sold .....................................................      1,869,770     $15,839,024         338,231      $2,794,110
   Shares issued to shareholders in reinvestment of distributions ..        125,322       1,060,356          33,615         280,007
                                                                       ------------    ------------    ------------    ------------
                                                                          1,995,092      16,899,380         371,846       3,074,117
   Less shares repurchased .........................................     (4,572,712)    (38,724,452)       (960,998)     (7,963,464)
                                                                       ------------    ------------    ------------    ------------
   Net decrease ....................................................     (2,577,620)   ($21,825,072)       (589,152)    ($4,889,347)
                                                                       ============    ============    ============    ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Short-Term Strategic Income Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------


                                                                           YEAR ENDED OCTOBER 31,                SIX MONTHS ENDED
                                                         -----------------------------------------------------    APRIL 30, 1998
                                                          1993        1994        1995        1996      1997        (UNAUDITED)
                                                         -------     -------     -------     -------   -------      -----------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ...............    $9.32       $9.12       $8.47       $8.41     $8.46        $8.31
                                                         -------     -------     -------     -------   -------      -------
   Net Investment Income ..............................     0.83(1)     0.76(1)     0.77(1)     0.65      0.61(1)      0.25(1)
   Net Realized and Unrealized Gain (Loss) on
     Investments and Foreign Currency Transactions ....    (0.20)      (0.53)      (0.06)       0.05     (0.15)        0.03
                                                         -------     -------     -------     -------   -------      -------
       Total from Investment Operations ...............     0.63        0.23        0.71        0.70      0.46         0.28
                                                         -------     -------     -------     -------   -------      -------
   Less Distributions:
   Distributions from Net Investment Income ...........    (0.83)      (0.62)      (0.61)      (0.57)    (0.52)       (0.25)
   Distributions in Excess of Net Investment Income ...       --       (0.04)         --          --     (0.08)          --
   Distributions in Excess of Net Realized Gain on
     Investments Sold .................................       --       (0.12)         --          --        --           --
   Distributions from Capital Paid-in .................       --       (0.10)      (0.16)      (0.08)    (0.01)          --
                                                         -------     -------     -------     -------   -------      -------
       Total Distributions ............................    (0.83)      (0.88)      (0.77)      (0.65)    (0.61)       (0.25)
                                                         -------     -------     -------     -------   -------      -------
   Net Asset Value, End of Period .....................    $9.12       $8.47       $8.41       $8.46     $8.31        $8.34
                                                         =======     =======     =======     =======   =======      =======
   Total Investment Return at Net Asset Value(2) ......     6.78%       2.64%       8.75%       8.60%     5.55%        3.35%(3)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ...........  $11,130     $13,091     $16,997     $49,338   $64,059      $58,525
   Ratio of Expenses to Average Net Assets ............     1.21%       1.26%       1.33%       1.48%     1.43%        1.38%(4)
   Ratio of Net Investment Income to Average Net Assets     8.59%       8.71%       9.13%       7.59%     7.22%        5.93%(4)
   Portfolio Turnover Rate ............................      306%        150%        147%         77%       71%          58%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Short-Term Strategic Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------


                                                                           YEAR ENDED OCTOBER 31,                SIX MONTHS ENDED
                                                         -----------------------------------------------------    APRIL 30, 1998
                                                          1993        1994        1995        1996      1997        (UNAUDITED)
                                                         -------     -------     -------     -------   -------      -----------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period ...............     $9.31       $9.11       $8.46       $8.40     $8.45       $8.30
                                                         --------     -------     -------     -------   -------     -------
   Net Investment Income ..............................      0.75(1)     0.70(1)     0.70(1)     0.59      0.55(1)     0.22(1)
   Net Realized and Unrealized Gain (Loss) on
     Investments and Foreign Currency Transactions ....     (0.20)      (0.53)      (0.06)       0.05     (0.15)       0.04
                                                         --------     -------     -------     -------   -------     -------
       Total from Investment Operations ...............      0.55        0.17        0.64        0.64      0.40        0.26
                                                         --------     -------     -------     -------   -------     -------
   Less Distributions:
   Distributions from Net Investment Income ...........     (0.75)      (0.56)      (0.56)      (0.52)    (0.47)      (0.22)
   Distributions in Excess of Net Investment Income ...        --       (0.04)         --          --     (0.07)         --
   Distributions in Excess of Net Realized Gain on
     Investments Sold .................................                 (0.12)         --          --        --          --
   Distributions from Capital Paid-in .................        --       (0.10)      (0.14)      (0.07)    (0.01)         --
                                                         --------     -------     -------     -------   -------     -------
       Total Distributions ............................     (0.75)      (0.82)      (0.70)      (0.59)    (0.55)      (0.22)
                                                         --------     -------     -------     -------   -------     -------
   Net Asset Value, End of Period .....................     $9.11       $8.46       $8.40       $8.45     $8.30       $8.34
                                                         ========     =======     =======     =======   =======     =======
   Total Investment Return at Net Asset Value(2) ......      5.98%       1.93%       7.97%       7.89%     4.83%       3.13%(3)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ...........  $142,873     $98,390     $84,601     $48,137   $25,908     $21,111
   Ratio of Expenses to Average Net Assets ............      2.01%       1.99%       2.07%       2.12%     2.13%       2.06%(4)
   Ratio of Net Investment Income to Average
     Net Assets .......................................      7.81%       8.00%       8.40%       7.07%     6.51%       5.25%(4)
   Portfolio Turnover Rate ............................       306%        150%        147%         77%       71%         58%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Not annualized.
(4) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Short-Term Strategic Income Fund

Schedule of Investments
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Short-Term Strategic Income Fund on April 30, 1998. It's divided into three main categories: common stock, bonds and short-term investments. Common stock and bonds are further broken down by currency denomination. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                                  NUMBER OF SHARES   VALUE
-------------------                                  ----------------   -----

COMMON STOCKS
U.S. Dollar (0.71%)
  KeySpan Energy Corp. ...................                8,000         $273,000
  Southern Co. ...........................               11,000          291,500
                                                                       ---------
                                                                         564,500
                                                                       ---------
                       TOTAL COMMON STOCKS
                           (Cost $583,955)                (0.71%)        564,500
                                                        --------       ---------

                                             INTEREST    PAR VALUE
                                               RATE    (000s OMITTED)#
                                               ----    ---------------

BONDS
South African Rand (1.64%)
  Ford Credit Canada Ltd.,
   (Canada), Bond 11-13-02 ...............    14.000%     4,000          804,368
  Walt Disney Co., (United States),
   Bond Ser EMTN 10-24-02 ................    14.000      2,500          502,730
                                                                       ---------
                                                                       1,307,098
                                                                       ---------

U.S. Dollar (92.09%)
  Altos Hornos de Mexico S.A.,
   (Mexico), Bond Ser A
     04-30-02 ............................    11.375       $250          257,813
  Banco Central de Costa Rica,
   (Costa Rica), Floating Rate
     Bond Ser A 05-21-05  ................     6.570*       534          523,404
  Banco de Galicia y Buenos Aires
   S.A., (Argentina), Floating Rate
     Note Ser EMTN 04-15-99 ..............     9.356*     1,500        1,526,250
  Centrais Electricas Brasileiras
   S.A., (Brazil), Sr Deb
     10-30-98 (R) ........................    10.000      1,000        1,008,750
U.S. Dollar (continued)
  Copamex Industrias, S.A. de C.V.,
   (Mexico), Sr Note Ser B 04-30-04 ......    11.375%      $750         $823,125
  Empresas ICA Sociedad S.A. de C.V.,
   (Mexico), Note 05-30-01 (R) ...........    11.875      1,000        1,085,000
  Espirito Santo Centrais Electric,
   (Brazil), Sr Note 07-15-07 (R) ........    10.000        750          720,000
  Federal Home Loan Mortgage Corp.,
   Giant Mtg Part Cert 07-01-12 ..........     7.000      1,805        1,842,541
  Federal National Mortgage Assn.,
   15 Yr Pass Thru Ctf 10-01-12 ..........     7.500      5,013        5,157,514
  Federative Republic of Brazil, (Brazil),
   Global Bond 11-05-01 ..................     8.875      2,000        2,055,000
   Variable Rate Bond Ser A
     01-01-01 ............................     6.875*     1,225        1,194,840
  Financiera Energetica Nacional S.A.,
   (Colombia), Deb Ser REGS
     06-15-06 ............................     9.375      1,000        1,020,000
  Innova S. de R.L., (Mexico),
   Sr Note 04-01-07 ......................    12.875        200          215,250
  Petroleo Brasileiro S.A., (Brazil),
   Floating Rate Note 06-08-98 ...........    10.525*     2,000        2,000,000
  Petroleos Mexicanos, (Mexico),
   Gtd Deb 09-15-07 ......................     8.850      1,000          995,000
  Republic of Argentina, (Argentina),
   Floating Rate Bond Ser FRB
     03-31-05 ............................     6.625*     2,850        2,620,575
  Republic of Costa Rica, (Costa Rica),
   Deb 05-01-03 (R) ......................     8.000        700          707,000
  Republic of Ecuador, (Ecuador),
   Deb 04-25-02 (R) ......................    11.250        750          768,750
  Republic of Korea, (South Korea),
   Deb 04-15-03 ..........................     8.750        600          601,116
  Republic of Panama, (Panama),
   Floating Rate Note 05-10-02 ...........     6.844*     1,904        1,875,319
  Republic of Venezuela, (Venezuela),
   Floating Rate Bond Ser DL
     12-18-07 ............................     6.813*       952          853,571
  TV Azteca S.A. de C.V., (Mexico),
   Sr Note Ser A 02-15-04 ................    10.125        500          522,500
  United Mexican States, (Mexico),
   Global Bond 02-06-01 ..................     9.750      1,500        1,586,250


                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Short-Term Strategic Income Fund

                                             INTEREST    PAR VALUE       MARKET
ISSUER, DESCRIPTION                           RATE    (000s OMITTED)#    VALUE
-------------------                           ----    ---------------    -----

U.S. Dollar (continued)
  United States Treasury,
   Note 01-31-99 ........................      5.875%   $10,500    $10,526,250
   Note 05-15-99 ........................      6.375     13,000     13,099,580
   Note 11-30-99 ........................      5.625      1,500      1,500,705
   Note 11-15-00 ........................      5.750      4,900      4,915,288
   Note 11-30-02 ........................      5.750     13,300     13,333,250
                                                                   -----------
                                                                    73,334,641
                                                                   -----------

                                 TOTAL BONDS
                          (Cost $74,028,243)             (93.73%)   74,641,739
                                                        --------   -----------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.65%)
   Investment in a joint repurchase
     agreement transaction with
     Toronto Dominion Securities
     USA, Inc. - Dated 04-30-98,
     due 05-1-98 (Secured by
     U.S. Treasury Notes,
     5.00% thru 9.125%, due
     02-15-99 thru 07-31-00)
     - Note A................................  5.500      2,912      2,912,000
                                                                   -----------
Non-Cash Security Lending Collateral (0.15%)
   Tri-Party Collateral which consists of
     various U.S. Treasury Bonds and
     Notes, 5.625% thru 10.375%,
     due 05-31-00 thru 08-15-23 ** ..........               109        109,075
                                                                   -----------
Cash Equivalents (18.53%)
  Navigator Securities Lending
   Prime Portfolio ** .......................            14,760     14,760,194
                                                                   -----------
    TOTAL SHORT-TERM INVESTMENTS ............            (22.33%)   17,781,269
                                                      ----------   -----------
               TOTAL INVESTMENTS ............           (116.77%)   92,987,508
                                                      ----------   -----------
OTHER ASSETS AND LIABILITIES, NET ...........            (16.77%)  (13,351,768)
                                                      ----------   -----------
                TOTAL NET ASSETS ............           (100.00%)  $79,635,740
                                                      ==========   ===========

NOTES TO SCHEDULE OF INVESTMENTS

*     Represents rate in effect on April 30, 1998.

**    Represents investment of security lending collateral - Note A.

# Par value of non-US$ denominated foreign bonds is expressed in local currency for each country listed.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $4,289,500 or 5.39% of the Fund's net assets as of April 30, 1998.

EMTN = Euro Medium Term Note

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

              John Hancock Funds - Short-Term Strategic Income Fund

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Fund primarily invests in bonds issued by companies and governments of other countries. The performance of the Fund is closely tied to the economic condition within the countries in which it invests. The concentration of investments by currency denomination for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various investment categories. The table below shows the percentages of the Fund's investments at April 30, 1998 assigned to the various investment categories.

                                                                 MARKET VALUE
                                                                AS A PERCENTAGE
                                                                   OF FUND'S
INVESTMENT CATEGORIES                                             NET ASSETS
---------------------                                             ----------
   Banks - Foreign............................................       2.58%
   Building...................................................       1.36
   Finance....................................................       1.28
   Finance - Consumer Loans...................................       1.01
   Government - Foreign.......................................      15.40
   Government - U.S...........................................      54.47
   Government - U.S. Agencies.................................       8.79
   Leisure - Services.........................................       0.63
   Media......................................................       0.66
   Oil & Gas..................................................       3.76
   Paper & Paper Products.....................................       1.03
   Steel......................................................       0.32
   Telecommunications.........................................       0.27
   Utilities - Electric Power.................................       0.37
   Utilities - Gas Distribution...............................       0.34
   Utilities - Foreign........................................       2.17
   Short-Term Investments.....................................      22.33
                                                                   ------
                                             TOTAL INVESTMENTS     116.77%
                                                                   ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

========================= NOTES TO FINANCIAL STATEMENTS ========================

              John Hancock Funds - Short-Term Strategic Income Fund

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") (formerly Freedom Investment Trust II) is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of six series: John Hancock Short-Term Strategic Income Fund (the "Fund"), John Hancock Global Fund, John Hancock World Bond Fund, John Hancock Special Opportunities Fund, John Hancock Growth Fund and John Hancock International Fund. The other five series of the Trust are reported in separate financial statements. The investment objective of the Fund is a high level of current income by investing primarily in debt securities of foreign governments and companies, including those in emerging markets, as well as the U.S. government, its agencies and instrumentalities and U.S. companies. The Fund maintains an average portfolio maturity of three years or less.

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below. The Fund may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities must be treated as ordinary income even though such items are gains and losses for accounting purposes. The Fund has $27,884,467 capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distributions will be made. The carryforwards expire as follows: October 31, 2000 -- $16,879,029, October 31, 2001 -- $3,127,414, October 31, 2002 -- $2,774,082, October 31, 2003 --
$5,103,942. Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration.

========================= NOTES TO FINANCIAL STATEMENTS ========================

              John Hancock Funds - Short-Term Strategic Income Fund

DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund were capitalized and were charged to the Fund's operations ratably over a five-year period that commenced with the investment operations of the Fund.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other Funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each Fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The Fund had no borrowing activity for the period ended April 30, 1998.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At April 30, 1998, the Fund loaned securities having a market value of $14,375,830 collateralized by cash and securities in the amount of $14,869,269. Cash collateral was invested in a short-term instrument.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

      The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference

========================= NOTES TO FINANCIAL STATEMENTS ========================

              John Hancock Funds - Short-Term Strategic Income Fund

between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

      These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

      At April 30, 1998, there were no open forward foreign currency exchange contracts.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

      When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

      For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

      At April 30, 1998, there were no open positions in financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

      The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and

========================= NOTES TO FINANCIAL STATEMENTS ========================

              John Hancock Funds - Short-Term Strategic Income Fund

writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

      The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

      Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

      At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

      There were no written option transactions for the period ended April 30, 1998.

NOTE B-
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.65% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.60% of the Fund's average daily net asset value in excess of $500,000,000.

      John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, acted as distributors for shares of the Fund. For the period ended April 30, 1998, net sales charges received with regard to sales of Class A shares amounted to $12,862. Of this amount, $1,953 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $5,360 was paid as sales commissions to unrelated broker-dealers and $5,549 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

      Class B shares which are redeemed within four years of purchase (three years for purchases prior to January 1, 1994) will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 3.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1998, the contingent deferred sales charges paid to JH Funds amounted to $48,723.

      In addition, to reimburse the distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the distributors for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets, to reimburse the distibutors for their distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

      The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

========================= NOTES TO FINANCIAL STATEMENTS ========================

              John Hancock Funds - Short-Term Strategic Income Fund

      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $579.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1998, aggregated $9,969,042 and $25,780,598, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $34,594,137 and $18,374,703, respectively, during the period ended April 30, 1998.

      The cost of investments owned at April 30, 1998 (including short-term investments) for federal income tax purposes was $92,393,467. Gross unrealized appreciation and depreciation of investments aggregated $779,384 and $185,343, respectively, resulting in net unrealized appreciation of $594,041.

================================================================================

                                                              ----------------
[LOGO] JOHN HANCOCK FUNDS                                         Bulk Rate
       A Global Investment Management Firm                      U.S. Postage
                                                                    PAID
       101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603             Randolph, MA
       1-800-225-5291  1-800-554-6713 (TDD)                     Permit No. 75
       INTERNET: www.jhancock.com/funds                       ----------------

--------------------------------------------------------------------------------

      This report is for the information of shareholders of the John Hancock Short-Term Strategic Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[Recycle Logo] Printed on Recycled Paper                              320SA 4/98
                                                                            6/98

                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                                     Special
                               Opportunities Fund

                                 APRIL 30, 1998

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                   ------------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                               DENNIS S. ARONOWITZ
                            RICHARD P. CHAPMAN, JR.*
                               WILLIAM J. COSGROVE
                                DOUGLAS M. COSTLE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                      President and Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                            Second Vice President and
                               Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                   ------------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

      After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer so far has been more of the same. This achievement continues to bolster many investors' convictions that the market will produce these results forever, or, in the worst case, that market declines will always be short-lived. While the economy remains solid and the environment favorable, history and reason tell us it's a highly unlikely scenario.

[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to third paragraph.]

      This doesn't mean we know what the market will do next, or that it's riding for a fall. But after such a run, even in this "new era" of strong economic growth with low inflation, we believe it would be wise for investors to set more realistic expectations. As we've said before, markets do indeed move in two directions, even though we've seen "up" much more than "down" recently. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

      In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

      At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                 BY BARBARA C. FRIEDMAN, CFA, PORTFOLIO MANAGER

                                  John Hancock
                           Special Opportunities Fund

                  U.S. stock market shakes off Asian contagion
                                and charges ahead

Recently, Barbara Friedman assumed management responsibility for John Hancock Special Opportunities Fund. Mrs. Friedman, who joined John Hancock Funds as a senior vice president and portfolio manager in January 1998, has over 25 years of experience in the investment management business.

After a shaky start, U.S. stocks made great headway during the first four months of 1998 and far exceeded investors' expectations. Troubles in Asian financial markets had sent U.S. stocks tumbling in the fourth quarter of 1997, clouding the outlook for future gains. But as concerns about the Asian fallout eased and economic conditions remained ideal, stocks took off again. After setting a new high in April, however, the market retreated amid fears of rising interest rates and concerns that stock prices were too high. Despite this setback, the Standard & Poor's 500 Stock Index managed a remarkable 22.49% climb for the six months ended April 30, 1998.

Performance review

During this period, mid-cap stocks lagged large-company stocks with the Russell Midcap Growth Index returning 16.86%. John Hancock Special Opportunities Fund's Class A and Class B shares generated total returns of 10.68% and 10.37%, respectively, at net asset value for the six months ended April 30, 1998. Keep in mind that your net asset value return will be different from this performance if you were not invested in the Fund for the entire period, and did not

"...U.S. stocks made great headway..."

[A 2 1/4" x 3 1/2" photo at bottom of page of the Fund's management team members. Caption below reads "Special Opportunities Fund management team members (l - r): Barbara Friedman, Ben Hock, Lisa Welch and John Golden".]

================================================================================

                 John Hancock Funds - Special Opportunities Fund


[Chart at the top of left hand column with the heading "Top Five Common Stock Holdings". The chart lists five holdings: 1.) EMC 1.9%; 2.) Forest Laboratories 1.5%; 3.) Berg Electronics 1.5%; 4.) Tower Automotive 1.4% and 5.) Keane 1.4%. A note below the chart reads "As a percentage of net assets on April 30, 1998".]

reinvest all distributions. Over the same time frame, the average mid-cap fund returned 14.41%, according to Lipper Analytical Services, Inc.(1) Please see pages six and seven for longer-term performance information.

      The Fund fell behind for three reasons. First, we had a lower-than-average stake in technology, which turned out to be a top-performing sector. While the stocks we picked did well, we didn't own enough of them to keep pace. Second, we had a substantially larger investment in financial services stocks than the index. After strong gains in 1997, financials took a breather and ended up lagging the market during the first quarter of 1998. Finally, the Fund's focus on pure mid-cap stocks dampened its competitive performance. The Fund targets stocks with market capitalizations (stock price multiplied by the number of outstanding shares) between $750 million and $6 billion. By comparison, many mid-cap funds invest in a combination of small and large companies to give them an average mid-cap size. During the period, funds with large-cap investments came out ahead.

Management and sector shifts

The Fund continued to concentrate over 75% of its assets in five sectors expected to grow faster than the overall economy. To increase diversification within each sector and across the Fund as a whole, we brought the total number of names in the portfolio to 98 -- up from 57 six months ago. In addition, we focused on pure mid-cap stocks, whose prices are cheap compared to their strong earnings prospects. Along with this change, we moved the Fund into a more appropriate mid-cap competitive universe as tracked by Lipper.

      During the period, we continued to keep our largest concentrations in financial services and technology. We sold top-performing energy stocks -- one of our biggest sectors at the end of October -- and used the proceeds to build a sizable stake in health-care stocks, which looked both cheap and promising. We also focused on retail stocks and consumer cyclical stocks, mainly media companies.

Financials, technology, and health-care

At the end of April, 26% of the Fund's net assets were in financial services stocks, compared to only 9% for the Russell Midcap Growth Index. We expect this sector to benefit from continued consolidation, especially among mid-size companies. Our investments included regional banks, savings and loans, life insurers, property and casualty companies, and an investment management firm. Most of our financial stocks lagged the market, taking a breather after a strong run-up late last year and a lack of takeover activity in

"...we focused on pure mid-cap stocks..."

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Forest Laboratories followed by an up arrow with the phrase "New product approval". The second listing is Selective Insurance Group followed by an arrow pointing to the right and left with the phrase "Sector weakness". The third listing is Dura Pharmaceuticals followed by a down arrow with the phrase "Weak cough and cold season hurts sales". A note below the table reads "See "Schedule of Investments." Investment holdings are subject to change."]

================================================================================

                 John Hancock Funds - Special Opportunities Fund


[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended April 30, 1998". The chart is scaled in increments of 5% with 0% at the bottom and 15% at the top. The first bar represents the 10.68% total return for John Hancock Special Opportunities Fund Class A. The second bar represents the 10.37% total return for John Hancock Special Opportunities Fund Class B. The third bar represents the 14.41% total return for the average mid-cap fund. A note below the chart reads "Total returns for John Hancock Special Opportunities Fund are at net asset value with all distributions reinvested. The average mid-cap fund is tracked by Lipper Analytical Services, Inc. (1). See the following two pages for historical performance information."]

the mid-cap arena. Especially hit were those -- like Selective Insurance Group -- that investors have yet to recognize. We did have a few good performers, however, including Mid Ocean, a Bermuda-based property and casualty insurer that was acquired by another company.

      About 15% of the Fund's net assets were in technology versus the 22% in the Russell Midcap Growth Index. Our stake was lighter than the index because of concerns about the sector's vulnerability to the Asian crisis. To limit volatility, we focused primarily on domestic names -- especially in the software area -- and avoided semiconductor and computer stocks. Among our top-performing technology stocks were EMC Corp., a leading computer storage company; Keane, Inc., a software company that is helping corporations become year 2000 compliant; and McLeodUSA, a Midwest communications services company.

      Health-care stocks, which did especially well, represented 12% of the Fund's net assets. This sector has strong prospects, given that health-care spending will most likely rise significantly as baby boomers age. This one generation of people born after World War II accounts for about one-third of the U.S. population. We owned a wide array of stocks that included pharmaceuticals, hospital companies, vitamin manufacturers, an HMO and a nursing home. One of our top investments was Forest Laboratories, a drug company with a potential blockbuster in the pipeline.

Tempered expectations ahead

We expect the U.S. economy to continue to grow, but at a slower rate than we've seen recently. During the past three years, we've had good growth, not just in the economy but also in corporate earnings and the stock market. Given where we've been, future growth may not be as easy to come by. This means stock selection will become even more critical. Our focus will be on mid-cap companies with predictable earnings growth. Among the stocks we've bought recently are Aspen Technologies, a software company with multi-year contracts with the refining, chemical and pharmaceutical industries, and Gartner Group, a leading provider of research on the information technology industry. We'll continue to look for companies like these that have the potential to generate strong earnings growth, regardless of market conditions.

"We expect the U.S. economy to continue to grow, but at a slower rate..."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                 John Hancock Funds - Special Opportunities Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Special Opportunities Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended March 31, 1998

                                                               SINCE
                                                     ONE     INCEPTION
                                                    YEAR     (11/1/93)
                                                    ----     ---------
Cumulative Total Returns                           22.76%      71.38%
Average Annual Total Returns                       22.76%      12.99%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended March 31, 1998

                                                               SINCE
                                                     ONE     INCEPTION
                                                    YEAR     (11/1/93)
                                                    ----     ---------
Cumulative Total Returns                           23.22%      72.81%
Average Annual Total Returns                       23.22%      13.20%

================================================================================

                 John Hancock Funds - Special Opportunities Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Special Opportunities Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in both the Standard & Poor's 500 Stock Index and the Russell Midcap Growth Index. The Standard & Poor's 500 Stock Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. The Russell Midcap Growth Index is an unmanaged index that contains those securities from the Russell Midcap Index with a greater-than-average growth orientation. Past performance is not indicative of future results.

[Line chart with the heading Special Opportunities Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the Standard & Poor's 500 Index and is equal to $26,360 as of April 30, 1998. The second line represents the value of the Russell Midcap Index and is equal to $21,580 as of April 30, 1998. The third line represents the value of the hypothetical $10,000 investment made in the Special Opportunities Fund on November 1, 1993, before sales charge, and is equal to $17,976 as of April 30, 1998. The fourth line represents the Special Opportunities Fund, after sales charge, and is equal to $17,077 as of April 30, 1998.]


[Line chart with the heading Special Opportunities Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the Standard & Poor's 500 Index and is equal to $26,360 as of April 30, 1998. The second line represents the value of the Russell Midcap Index and is equal to $21,580 as of April 30, 1998. The third line represents the value of the hypothetical $10,000 investment made in the Special Opportunities Fund on November 1, 1993, before sales charge, and is equal to $17,416 as of April 30, 1998. The fourth line represents the Special Opportunities Fund, after sales charge, and is equal to $17,216 as of April 30, 1998.]

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Special Opportunities Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Common stocks (cost - $269,721,675) .....................       $314,694,000
   Joint repurchase agreement (cost - $8,369,000) ..........          8,369,000
   Corporate savings account ...............................                793
                                                                  -------------
                                                                    323,063,793
  Receivable for investments sold ..........................          3,157,453
  Interest receivable ......................................              1,413
  Dividends receivable .....................................            115,062
  Foreign tax receivable ...................................                615
  Deferred organization expenses - Note A ..................             13,170
  Other assets .............................................             10,444
                                                                  -------------
                    Total Assets ...........................        326,361,950
                    -----------------------------------------------------------
Liabilities:
  Payable for investments purchased ........................          3,758,286
  Payable for shares repurchased ...........................            211,827
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B .................................            370,341
  Accounts payable and accrued expenses ....................             52,515
                                                                  -------------
                    Total Liabilities ......................          4,392,969
                    -----------------------------------------------------------
Net Assets:
  Capital paid-in ..........................................        252,769,927
  Accumulated net realized gain on investments and
   foreign currency transactions ...........................         26,266,326
  Net unrealized appreciation of investments ...............         44,973,937
  Accumulated net investment loss ..........................         (2,041,209)
                                                                  -------------
                    Net Assets .............................       $321,968,981
                    ===========================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of
   beneficial interest outstanding -
   unlimited number of shares authorized with
   no par value)
  Class A - $134,339,345 / 12,073,223 ......................             $11.13
  =============================================================================
  Class B - $187,629,636 / 17,559,621 ......................             $10.69
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($11.13 x 105.26%) .............................             $11.72
  =============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Dividends (net of foreign withholding taxes of $16,126) ..           $939,296
  Interest .................................................            272,333
                                                                  -------------
                                                                      1,211,629
                                                                  -------------
  Expenses:
   Investment management fee - Note B ......................          1,291,434
   Distribution and service fee - Note B
     Class A ...............................................            199,564
     Class B ...............................................            932,510
   Transfer agent fee - Note B .............................            655,089
   Custodian fee ...........................................             44,949
   Financial services fee - Note B .........................             28,525
   Registration and filing fees ............................             21,686
   Printing ................................................             19,889
   Auditing fee ............................................             15,251
   Organization expense - Note A ...........................             12,955
   Trustees' fees ..........................................              9,389
   Miscellaneous ...........................................              3,824
   Legal fees ..............................................              1,000
                                                                  -------------
                    Total Expenses .........................          3,236,065
                    -----------------------------------------------------------
                    Net Investment Loss ....................         (2,024,436)
                    -----------------------------------------------------------
Realized and Unrealized Gain on Investments:
  Net realized gain on investments sold ....................         26,346,508
  Change in net unrealized appreciation/depreciation
     of investments ........................................          6,617,997
                                                                  -------------
                    Net Realized and Unrealized
                    Gain on Investments ....................         32,964,505
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ..............        $30,940,069
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Special Opportunities Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                   SIX MONTHS ENDED
                                                                                     YEAR ENDED     APRIL 30, 1998
                                                                                  OCTOBER 31, 1997   (UNAUDITED)
                                                                                  ----------------   -----------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment loss ...........................................................    ($3,706,097)    ($2,024,436)
   Net realized gain on investments sold and foreign currency transactions .......     60,340,967      26,346,508
   Change in net unrealized appreciation/depreciation of investments and
     foreign  currency transactions ..............................................    (30,342,802)      6,617,997
                                                                                    -------------   -------------
     Net Increase in Net Assets Resulting from Operations ........................     26,292,068      30,940,069
                                                                                    -------------   -------------
Distributions to Shareholders:
   Distributions from net realized gain on investments sold
     Class A - ($0.4581 and $1.3062 per share, respectively) .....................     (6,629,671)    (15,933,609)
     Class B - ($0.4581 and $1.3062 per share, respectively) .....................    (10,356,319)    (23,732,786)
                                                                                    -------------   -------------
     Total Distributions to Shareholders .........................................    (16,985,990)    (39,666,395)
                                                                                    -------------   -------------
From Fund Share Transactions - Net:* .............................................    (57,976,265)    (16,114,438)
                                                                                    -------------   -------------
Net Assets:
   Beginning of period ...........................................................    395,479,932     346,809,745
                                                                                    -------------   -------------
   End of period (including accumulated net investment loss of
     $16,773 and $2,041,209, respectively) .......................................   $346,809,745    $321,968,981
                                                                                    =============   =============

* Analysis of Fund Share Transactions:

                                                                                                         SIX MONTHS ENDED
                                                                YEAR ENDED                                APRIL 30, 1998
                                                             OCTOBER 31, 1997                               (UNAUDITED)
                                                    -----------------------------------         -----------------------------------
                                                        SHARES                AMOUNT                SHARES                AMOUNT
                                                    -------------         -------------         -------------         -------------
CLASS A
   Shares sold .............................           13,788,334          $149,978,302             2,244,572           $23,802,139
   Shares reinvested .......................              574,409             6,255,139             1,542,632            15,071,686
                                                    -------------         -------------         -------------         -------------
                                                       14,362,743           156,233,441             3,787,204            38,873,825
   Less shares repurchased .................          (16,237,930)         (175,622,420)           (4,174,947)          (43,704,962)
                                                    -------------         -------------         -------------         -------------
   Net decrease ............................           (1,875,187)         ($19,388,979)             (387,743)          ($4,831,137)
                                                    =============         =============         =============         =============
CLASS B
   Shares sold .............................            4,201,630           $43,981,077               943,555            $9,915,333
   Shares reinvested .......................              886,671             9,406,661             2,298,531            21,629,310
                                                    -------------         -------------         -------------         -------------
                                                        5,088,301            53,387,738             3,242,086            31,544,643
   Less shares repurchased .................           (8,910,759)          (91,975,024)           (4,258,602)          (42,827,944)
                                                    -------------         -------------         -------------         -------------
   Net decrease ............................           (3,822,458)         ($38,587,286)           (1,016,516)         ($11,283,301)
                                                    =============         =============         =============         =============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Special Opportunities Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                              YEAR ENDED OCTOBER 31,           SIX MONTHS ENDED
                                                                ----------------------------------------------  APRIL 30, 1998
                                                                  1994          1995        1996        1997      (UNAUDITED)
                                                                --------      --------    --------    --------    -----------
CLASS A(1)
Per Share Operating Performance
  Net Asset Value, Beginning of Period .......................     $8.50         $7.93       $9.32      $10.92         $11.40
                                                                --------      --------    --------    --------    -----------
  Net Investment Loss (2) ....................................     (0.03)        (0.07)      (0.11)      (0.06)         (0.05)
  Net Realized and Unrealized Gain (Loss) on Investments .....     (0.54)         1.46        3.34        1.00           1.09
                                                                --------      --------    --------    --------    -----------
   Total from Investment Operations ..........................     (0.57)         1.39        3.23        0.94           1.04
                                                                --------      --------    --------    --------    -----------
  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold ...        --            --       (1.63)      (0.46)         (1.31)
                                                                --------      --------    --------    --------    -----------
  Net Asset Value, End of Period .............................     $7.93         $9.32      $10.92      $11.40         $11.13
                                                                ========      ========    ========    ========    ===========
  Total Investment Return at Net Asset Value (3) .............     (6.71%)       17.53%      36.15%       8.79%         10.68%(7)
  Total Adjusted Investment Return at Net Asset Value (3,4) ..     (6.83%)          --          --          --             --
Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...................   $92,325      $101,562    $156,578    $141,997       $134,339
  Ratio of Expenses to Average Net Assets ....................      1.50%         1.59%       1.59%       1.59%          1.60%(6)
  Ratio of Adjusted Expenses to Average Net Assets (5) .......      1.62%           --          --          --             --
  Ratio of Net Investment Loss to Average Net Assets .........     (0.41%)       (0.87%)     (1.00%)     (0.57%)        (0.85%)(6)
  Ratio of Adjusted Net Investment Loss to Average Net
     Assets (5) ..............................................     (0.53%)          --          --          --             --
  Portfolio Turnover Rate ....................................        57%          155%        240%        317%           110%
  Expense Reimbursement Per Share ............................     $0.01(2)         --          --          --             --

CLASS B(1)
Per Share Operating Performance
  Net Asset Value, Beginning of Period .......................     $8.50         $7.87       $9.19      $10.67         $11.03
                                                                --------      --------    --------    --------    -----------
  Net Investment Loss (2) ....................................     (0.09)        (0.13)      (0.18)      (0.13)         (0.08)
  Net Realized and Unrealized Gain (Loss) on Investments .....     (0.54)         1.45        3.29        0.95           1.05
                                                                --------      --------    --------    --------    -----------
   Total from Investment Operations ..........................     (0.63)         1.32        3.11        0.82           0.97
                                                                --------      --------    --------    --------    -----------
  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold ...        --            --       (1.63)      (0.46)         (1.31)
                                                                --------      --------    --------    --------    -----------
  Net Asset Value, End of Period .............................     $7.87         $9.19      $10.67      $11.03         $10.69
                                                                ========      ========    ========    ========    ===========
  Total Investment Return at Net Asset Value (3) .............     (7.41%)       16.77%      35.34%       7.84%         10.37%(7)
  Total Adjusted Investment Return at Net Asset Value (3,4) ..     (7.53%)          --          --          --             --
Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...................  $131,983      $137,363    $238,901    $204,812       $187,630
  Ratio of Expenses to Average Net Assets ....................      2.22%         2.30%       2.29%       2.28%          2.29%(6)
  Ratio of Adjusted Expenses to Average Net Assets (5) .......      2.34%           --          --          --             --
  Ratio of Net Investment Loss to Average Net Assets .........     (1.13%)       (1.55%)     (1.70%)     (1.25%)        (1.54%)(6)
  Ratio of Adjusted Net Investment Loss to Average Net
     Assets (5) ..............................................     (1.25%)          --          --          --             --
  Portfolio Turnover Rate ....................................        57%          155%        240%        317%           110%
  Expense Reimbursement Per Share ............................     $0.01(2)         --          --          --             --

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Special Opportunities Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                               FOR THE PERIOD JULY 6, 1994
                                                                               (COMMENCEMENT OF OPERATIONS)          PERIOD ENDED
                                                                                    TO OCTOBER 31, 1994            APRIL 11, 1995(8)
                                                                                    -------------------            -----------------
CLASS C
Per Share Operating Performance
  Net Asset Value, Beginning of Period .......................................             $7.60                        $7.94
                                                                                       ---------                    ---------
  Net Investment Income ......................................................                --                         0.01
  Net Realized and Unrealized Gain on Investments ............................              0.34                         0.29
                                                                                       ---------                    ---------
    Total From Investment Operations .........................................              0.34                         0.30
                                                                                       ---------                    ---------
  Net Asset Value, End of Period .............................................             $7.94                        $8.24
                                                                                       =========                    =========
  Total Investment Return at Net Asset Value (3) .............................             (4.47%)(7)                    3.40%(7)
  Total Adjusted Investment Return at Net Asset Value (3,4) ..................             (4.85%)(7)                      --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...................................              $165                         $218
  Ratio of Expenses to Average Net Assets ....................................              1.01%(6)                     0.98%(6)
  Ratio of Adjusted Expenses to Average Net Assets (5) .......................              1.39%(6)                       --
  Ratio of Net Investment Income to Average Net Assets .......................              0.03%(6)                     0.23%(6)
  Ratio of Adjusted Net Investment Income to Average Net Assets (5) ..........             (0.35%)(6)                      --
  Portfolio Turnover Rate ....................................................                57%                         N/A
  Expense Reimbursement Per Share ............................................             $0.01(2)                        --

(1)   Class A and B shares commenced operations on November 1, 1993.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the adviser during the periods shown.
(5)   Unreimbursed, without fee reduction.
(6)   Annualized.
(7)   Not annualized.
(8) Per share operating performance and the ratios and supplemental data are calculated as of April 11, 1995, the date on which Class C shares were redeemed.

The Financial Highlights summarize the impact of the following factors on a single share for each period indi cated: the net investment income (loss), gains (losses), and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Special Opportunities Fund

Schedule of Investments
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Special Opportunities Fund on April 30, 1998. It's divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                       MARKET
ISSUER, DESCRIPTION                             NUMBER OF SHARES        VALUE
-------------------                             ----------------        -----

COMMON STOCKS
Advertising (1.14%)
   Outdoor Systems, Inc.* ........................    116,100         $3,686,175
                                                                    ------------
Automobile/Trucks (2.37%)
   Avis Rent A Car, Inc.* ........................    119,100          3,118,931
   Tower Automotive, Inc.* .......................     85,000          4,531,563
                                                                    ------------
                                                                       7,650,494
                                                                    ------------
Banks - United States (4.61%)
   First American Corp. ..........................     72,000          3,550,500
   Regions Financial Corp. .......................     75,900          3,311,137
   Republic New York Corp. .......................     28,000          3,745,000
   Silicon Valley Bancshares* ....................     65,000          4,241,250
                                                                    ------------
                                                                      14,847,887
                                                                    ------------
Business Services (1.49%)
   Diebold, Inc. .................................     33,200          1,361,200
   Select Appointments Holdings PLC,
     American Depository Receipts (ADR)
     (United Kingdom) ............................    127,000          3,444,875
                                                                    ------------
                                                                       4,806,075
                                                                    ------------
Computers (10.66%)
   Aspen Technologies, Inc.* .....................     58,400          2,854,300
   Cambridge Technology Partners, Inc.* ..........     67,000          3,500,750
   Compuware Corp.* ..............................     82,700          4,041,962
   EMC Corp.* ....................................    134,000          6,180,750
   Gartner Group, Inc. (Class A)* ................    100,000          3,312,500
   Keane, Inc.* ..................................     90,000          4,522,500
   Lexmark International Group, Inc. (Class A)* ..     55,300          3,200,487
   Network Associates, Inc.* .....................     53,000          3,630,500
   Sterling Commerce, Inc.* ......................     72,500          3,085,781
                                                                    ------------
                                                                      34,329,530
                                                                    ------------
Containers (1.15%)
   EarthShell Corp.* .............................     29,000           $424,125
   Owens-Illinois, Inc.* .........................     82,550          3,265,884
                                                                    ------------
                                                                       3,690,009
                                                                    ------------
Cosmetics & Personal Care (2.01%)
   Rexall Sundown, Inc.* .........................    102,600          3,276,788
   Twinlab Corp.* ................................     81,300          3,191,025
                                                                    ------------
                                                                       6,467,813
                                                                    ------------
Diversified Operations (0.53%)
   IKON Office Solutions, Inc. ...................     70,500          1,705,219
                                                                    ------------
Electronics (4.65%)
   Berg Electronics Corp.* .......................    195,700          4,660,106
   Computer Products, Inc.* ......................    142,200          3,128,400
   Jabil Circuit, Inc.* ..........................     95,400          3,350,925
   Waters Corp.* .................................     71,400          3,819,900
                                                                    ------------
                                                                      14,959,331
                                                                    ------------
Finance (5.23%)
   Charter One Financial, Inc. ...................     47,750          3,232,078
   CIT Group, Inc. (The) (Class A) ...............     96,700          3,426,806
   Price (T. Rowe) Associates, Inc. ..............     44,025          3,323,887
   Sovereign Bancorp., Inc. ......................    192,000          3,624,000
   TCF Financial Corp. ...........................     99,000          3,223,688
                                                                    ------------
                                                                      16,830,459
                                                                    ------------
Food (2.11%)
   International Home Foods, Inc.* ...............    104,800          3,144,000
   Suiza Foods Corp.* ............................     61,440          3,640,320
                                                                    ------------
                                                                       6,784,320
                                                                    ------------
Furniture (1.00%)
   Leggett & Platt, Inc. .........................     62,000          3,220,125
                                                                    ------------
Insurance (12.05%)
   Ace, Ltd. (Bermuda) ...........................     51,400          1,946,775
   Allmerica Financial Corp. .....................     65,000          4,070,625
   CMAC Investment Corp. .........................     62,000          4,002,875
   Executive Risk, Inc. ..........................     50,000          3,334,375
   Life Re Corp. .................................     53,000          3,816,000
   Mid Ocean Ltd. (Bermuda) ......................     56,000          4,221,000
   Mutual Risk Management Ltd. ...................     94,300          3,194,412

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Special Opportunities Fund

                                                                       MARKET
ISSUER, DESCRIPTION                             NUMBER OF SHARES        VALUE
-------------------                             ----------------        -----

Insurance (continued)
   Reliance Group Holdings, Inc. .................    230,000         $3,981,875
   ReliaStar Financial Corp. .....................     79,000          3,604,375
   Selective Insurance Group, Inc. ...............    123,000          3,382,500
   Vesta Insurance Group, Inc. ...................     57,334          3,246,538
                                                                    ------------
                                                                      38,801,350
                                                                    ------------
Leisure (0.39%)
   Hasbro, Inc. ..................................     33,900          1,247,944
                                                                    ------------
Media (4.01%)
   Central Newspapers, Inc. (Class A) ............     46,100          3,376,825
   Clear Channel Communications, Inc.* ...........     34,000          3,204,500
   Sinclair Broadcast Group, Inc. (Class A)* .....     64,700          3,356,313
   Univision Communications, Inc. (Class A)* .....     77,400          2,965,388
                                                                    ------------
                                                                      12,903,026
                                                                    ------------
Medical (12.05%)
   Dura Pharmaceuticals, Inc.* ...................     74,000          1,961,000
   Elan Corp., PLC  (ADR) (Ireland)* .............     66,000          4,100,250
   Forest Laboratories, Inc.* ....................    132,000          4,776,750
   Genesis Health Ventures, Inc.* ................     58,000          1,533,375
   Genzyme Corp.* ................................    119,000          3,681,562
   Health Management Associates, Inc.
     (Class A)* ..................................    135,000          4,252,500
   HEALTHSOUTH Corp.* ............................    127,000          3,833,812
   Mylan Laboratories, Inc. ......................    161,000          4,367,125
   Quorum Health Group, Inc.* ....................    103,200          3,315,300
   Sofamor Danek Group, Inc.* ....................     39,500          3,466,125
   Wellpoint Health Networks, Inc.* ..............     48,800          3,519,700
                                                                    ------------
                                                                      38,807,499
                                                                    ------------
Office (1.17%)
   OfficeMax, Inc. * .............................    200,000          3,762,500
                                                                    ------------
Oil & Gas (6.78%)
   BJ Services Co.* ..............................     42,900          1,608,750
   Columbia Energy Group .........................     42,000          3,412,500
   Cooper Cameron Corp.* .........................     34,000          2,258,875
   Diamond Offshore Drilling, Inc. ...............     37,000          1,873,125
   El Paso Natural Gas Co. .......................    102,000          3,767,625
   EVI, Inc.* ....................................     45,400          2,417,550
   Mitchell Energy & Development Corp.* ..........    108,500          2,712,500
   R&B Falcon Corp.* .............................     65,000          2,084,062
   Santa Fe International Corp. ..................     43,000          1,685,063
                                                                    ------------
                                                                      21,820,050
                                                                    ------------
Pollution Control (1.10%)
   USA Waste Services, Inc.* .....................     72,400         $3,552,125
                                                                    ------------
Real Estate Investment Trust (3.47%)
   FelCor Suite Hotels, Inc. .....................     89,000          3,115,000
   Spieker Properties, Inc. ......................     71,900          2,849,038
   Starwood Hotels & Resorts .....................     56,900          2,855,669
   Vornado Realty Trust ..........................     59,100          2,367,694
                                                                    ------------
                                                                      11,187,401
                                                                    ------------
Retail (8.14%)
   Costco Cos., Inc.* ............................     60,000          3,352,500
   CVS Corp. .....................................     45,000          3,318,750
   Ethan Allen Interiors, Inc. ...................     51,570          2,626,847
   Fastenal Co. ..................................      6,900            385,969
   Furniture Brands International, Inc.* .........    109,800          3,225,375
   Meyer (Fred), Inc. * ..........................     81,600          3,661,800
   Pier 1 Imports, Inc. ..........................     60,000          1,582,500
   Rite Aid Corp. ................................     94,000          3,019,750
   Ruddick Corp. .................................     90,000          1,614,375
   Safeway, Inc.* ................................     89,300          3,415,725
                                                                    ------------
                                                                      26,203,591
                                                                    ------------
Service (1.05%)
   Interim Services, Inc. * ......................    103,500          3,376,687
                                                                    ------------
Telecommunications (5.86%)
   ICG Communications, Inc.* .....................    103,200          3,612,000
   Intermedia Communications, Inc.* ..............     47,800          3,488,650
   McLeodUSA, Inc. (Class A)* ....................     94,400          4,342,400
   NEXTLINK Communications, Inc.
     (Class A)* ..................................    133,700          4,011,000
   Tel-Save Holdings, Inc.* ......................    150,000          3,421,875
                                                                    ------------
                                                                      18,875,925
                                                                    ------------
Textile (1.12%)
   St. John Knits, Inc. ..........................     80,540          3,594,098
                                                                    ------------
Transport (0.50%)
   Kansas City Southern Industries, Inc. .........     35,560          1,606,867
                                                                    ------------
Utilities (3.10%)
   KN Energy, Inc. ...............................     60,000          3,521,250
   MCN Energy Group, Inc. ........................     86,000          3,246,500
   Questar Corp. .................................     74,000          3,209,750
                                                                    ------------
                                                                       9,977,500
                                                                    ------------
             TOTAL COMMON STOCKS
              (Cost $269,721,675) ................     (97.74%)      314,694,000
                                                    ---------       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Special Opportunities Fund

                                           INTEREST    PAR VALUE       MARKET
ISSUER, DESCRIPTION                          RATE    (000s OMITTED)     VALUE
-------------------                          ----    --------------     -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.60%)
   Investment in a joint repurchase
     agreement transaction with
     Toronto Dominion Securities USA,
     Inc. - Dated 04-30-98, due
     05-01-98 (Secured by U.S.
     Treasury Bills, 4.86% and 5.27%,
     due 06-18-98 and 12-10-98, U.S.
     Treasury Bonds, 6.00% thru 13.25%,
     due 05-15-14 thru 02-15-27 and
     U.S. Treasury Notes, 4.75% thru
     9.25%, due 07-31-98 thru 05-15-06)
     - Note A.............................    5.50%    $8,369        $8,369,000
                                                                  -------------

Corporate Savings Account (0.00%)
   Investors Bank & Trust Company
     Daily Interest Savings Account
     Current Rate 4.95%...................                                  793
                                                                  -------------
    TOTAL SHORT-TERM INVESTMENTS                        (2.60%)       8,369,793
                                                    ---------     -------------
               TOTAL INVESTMENTS                      (100.34%)     323,063,793
                                                    ---------     -------------
OTHER ASSETS AND LIABILITIES, NET                       (0.34%)      (1,094,812)
                                                    ---------     -------------
                TOTAL NET ASSETS                      (100.00%)    $321,968,981
                                                    =========     =============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

========================= NOTES TO FINANCIAL STATEMENTS ========================

                 John Hancock Funds - Special Opportunities Fund

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of six series: John Hancock Special Opportunities Fund (the "Fund"), John Hancock Global Fund, John Hancock World Bond Fund, John Hancock Short-Term Strategic Income Fund, John Hancock Growth Fund and John Hancock International Fund. The other five series of the Trust are reported in separate financial statements. The investment objective of the Fund is long-term capital appreciation by investing in those economic sectors that appear to have a higher than average earnings potential.

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The Trustees have authorized the issuance of new Class C shares, effective June 1, 1998. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation."

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in joint repurchase agreement transactions. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, at April 30,1998, the Fund has $11,066,430 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distributions will be made. The Fund's carryforwards expire as follows: October 31, 1998 -- $769,302, October 31, 1999 -- $1,297,087, October 31, 2000 -- $12,856, October 31, 2001 -- $4,531,602 and
October 31, 2002 -- $4,455,583. Availability of a certain amount of loss carryforwards which were acquired on September 6,1996 in a merger, may be limited in a given year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such dis-

========================= NOTES TO FINANCIAL STATEMENTS ========================

                 John Hancock Funds - Special Opportunities Fund

tributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the lines of credit, is allocated among the participating funds. The Fund had no borrowing activity for the period ended April 30, 1998.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

      The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

========================= NOTES TO FINANCIAL STATEMENTS ========================

                 John Hancock Funds - Special Opportunities Fund

      These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

      At April 30, 1998 there were no open foreign currency forward contracts.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

      When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

      For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

      At April 30, 1998, there were no open positions in financial futures contracts.

SHORT SALE POSITIONS The Fund, in "selling short," sells borrowed securities which must at some date be repurchased and returned to the lender. The risk associated with this practice is that, if the market value of securities sold short increases, the Fund may realize losses upon repurchase at prices which may exceed the prices used in determining the liability on the Statement of Assets and Liabilities. Further, in unusual circumstances, the Fund may be unable to repurchase securities to close its short positions except at prices above those previously quoted in the market.

      At April 30, 1998, there were no open positions in short sales.

NOTE B --
MANAGEMENT FEE, AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.75% of the next $500,000,000 and (c) 0.70% of the Fund's average daily net asset value in excess of $1,000,000,000.

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended April 30, 1998, net sales charges received with regard to sales of Class A shares amounted to $114,246. Out of this amount, $18,208 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $39,941 was paid as sales commissions to unrelated broker-dealers and $56,097 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

      Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being

========================= NOTES TO FINANCIAL STATEMENTS ========================

                 John Hancock Funds - Special Opportunities Fund

redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1998, contingent deferred sales charges paid to JH Funds amounted to $311,207.

      In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

      The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $1,612.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1998, aggregated $350,615,046 and $407,577,135, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 1998.

      The cost of investments owned at April 30, 1998 (including the joint repurchase agreement) for federal income tax purposes was $278,090,675. Gross unrealized appreciation and depreciation of investments aggregated $52,226,588 and $7,254,263, respectively, resulting in net unrealized appreciation of $44,972,325.

===================================== NOTES ====================================

                 John Hancock Funds - Special Opportunities Fund

 ===============================================================================

                                                              ----------------
[LOGO] JOHN HANCOCK FUNDS                                         Bulk Rate
       A Global Investment Management Firm                      U.S. Postage
                                                                    PAID
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                    Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                            Permit No. 75
INTERNET: www.jhancock.com/funds                              ----------------

--------------------------------------------------------------------------------

      This report is for the information of shareholders of the John Hancock Special Opportunities Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[Recycle Logo] Printed on Recycled Paper                              390SA 4/98
                                                                            6/98

                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                                  International
                                      Fund

                                 APRIL 30, 1998

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                   ------------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                               DENNIS S. ARONOWITZ
                            RICHARD P. CHAPMAN, JR.*
                               WILLIAM J. COSGROVE
                                DOUGLAS M. COSTLE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                      President and Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                            Second Vice President and
                               Compliance Officer

                                    CUSTODIAN
                       STATE STREET BANK AND TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                   ------------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

      After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer so far has been more of the same. This achievement continues to bolster many investors' convictions that the market will produce these results forever, or, in the worst case, that market declines will always be short-lived. While the economy remains solid and the environment favorable, history and reason tell us it's a highly unlikely scenario.

[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to third paragraph.]

      This doesn't mean we know what the market will do next, or that it's riding for a fall. But after such a run, even in this "new era" of strong economic growth with low inflation, we believe it would be wise for investors to set more realistic expectations. As we've said before, markets do indeed move in two directions, even though we've seen "up" much more than "down" recently. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

      In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

      At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

          BY MIREN ETCHEVERRY, JOHN L.F. WILLS AND GERARDO J. ESPINOZA,
                               PORTFOLIO MANAGERS

                                  John Hancock
                               International Fund

          Overseas investors treated to double-digit six-month returns

When the Fund's six-month period began last November, the Asian currency and financial crisis had just rocked world markets. But markets in two regions of the world managed to weather the storm and ended the period producing strong results. The clear winners were in North America and Europe, where many stock markets rose to record highs, in part because of the flight to quality that followed the Asian meltdown. Even some of the Asian emerging markets that had borne the brunt of last October's plunge began to rally, but not enough to overcome their year-end debacle. The emerging-market laggards extended into Latin America, which couldn't escape being painted with the same volatile brush as their Asian counterparts.

      Overall, foreign markets did well in the last six months, producing double-digit returns for investors. John Hancock International Fund shared equally in the bounty. For the six months ended April 30, 1998, the Fund's Class A and Class B shares posted total returns of 16.63% and 16.16%, respectively, at net asset value. Keep in mind that your net asset value return will be different from this performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. The Fund's performance was right in line with the average international fund's 16.25% return, according to Lipper Analytical Services, Inc.1 Longer-term performance information can be found on pages six and seven.

Europe overweighted; Fund restructured

The Fund benefited from its large position in Europe, which rose from 51% to 75% of the

"The clear winners were in North America and Europe..."

[A 2 1/4" x 3 3/4" photo at bottom of page of the Fund's portfolio managers, (l - r) Gerardo Espinoza, Miren Etcheverry and John Wills.]

================================================================================

                     John Hancock Funds - International Fund


[Pie chart at top of left hand column with the heading "Portfolio Diversification". The chart is divided into 6 sections from top, left to right:
Latin America 5%; Pacific Rim 6%; Japan 10%; Canada 4%; Continental Europe 58% and U.K. & Ireland 17%. A note below the chart reads "As a percentage of net assets on April 30, 1998".]

"The Fund benefited from its large position in Europe..."

Fund's net assets in the last six months. We continued to build our stake there because of the compelling investment environment, including tame inflation, low interest rates, and imminent prospects of European monetary and economic union
(EMU). At the corporate level, restructuring and merger activity is increasing, and earnings outlooks remain favorable. In the last six months, we established positions in several new attractive markets, including Italy, Spain, Portugal, Belgium, Finland and Denmark.

      Our European financial stocks were the biggest contributors to performance, top among them Allied Irish Banks, Credito Italiano, Axa and ING Groep. Another strong performer was U.K. consumer magazine publishing company EMAP. Its stock rose on the strength of the British economy and an economic rebound in France, where EMAP derives a large portion of its revenues. The U.K. as a whole did not shine as brightly as the Continent, particularly our retail holdings, because much of the world's attention remained centered on countries entering the European union.

      Our growing list of European countries, and the Fund's improved performance, also reflect the effects of a gradual restructuring of the Fund that we initiated last year and continued during the period. Our goal was to better manage the Fund's risk level by making it more diversified and balanced. We achieved this by significantly increasing the number of stocks in the portfolio and by reducing the percentage of the Fund's assets held in the top 10 positions.

Asia, emerging world shrink

Given the heightened turbulence in Asia, we further reduced our stake there to 16% from 29% six months earlier, keeping away from the emerging Asian markets. That served us well, given the region's lagging results. We brought our Hong Kong weighting down from 7% to a more neutral 3% level as rising interest rates negatively affected real estate stocks like China Resources. In addition to Hong Kong, we kept our focus on the more defensive markets of Australia and Japan. Our Australian mining stocks, including Normandy Mining, gained ground along with a recovery in commodity prices, and we used the occasion to take profits and pare back our position. In Japan, we stayed underweighted at 10%. The export stocks that remain our focus had a mixed period as Japanese investors hopeful for a recovering economy turned briefly toward more domestically oriented stocks.

      As removed geographically as Latin America is from Asia, it was unable to escape the fallout

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Unilever followed by an up arrow with the phrase "Corporate restructuring delivers earnings growth". The second listing is Credito Italiano followed by an up arrow with the phrase "Significant growth potential from financial consolidation". The third listing is Saga Petroleum followed by a down arrow with the phrase "Oil price drops hurt stock". A note below the table reads "See "Schedule of Investments." Investment holdings are subject to change."]

================================================================================

                     John Hancock Funds - International Fund


[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended April 30, 1998". The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 16.63% total return for John Hancock International Fund Class A. The second bar represents the 16.16% total return for John Hancock International Fund Class B. The third bar represents the 16.25% total return for the average international fund. A note below the chart reads "Total returns for John Hancock International Fund are at net asset value with all distributions reinvested. The average international fund is tracked by Lipper Analytical Services, Inc. (1). See the following two pages for historical performance information."]

from the Asian crisis, as risk-averse investors left the emerging world as a whole. That had a chilling effect on Latin American markets during the period, despite the fact that fundamentals in a number of Latin American countries remain very attractive. Although we continue to believe in the long-range story of privatization and burgeoning economic growth there, we cut our stake by more than half, from 12% to 5%, until the Asian contagion calms down. Our focus remains on Brazil and Mexico, where we see the most promise in the near term.

Outlook

We remain encouraged about the outlook for the North American and European stock markets this year, and that's where we will keep our focus for now. Favorable economic and corporate factors continue to bode well for Europe's markets, as does the coming economic and monetary union. We will closely monitor stock valuation levels, as well as the effects that implementation of the EMU will have on liquidity flows among various European markets.

      By contrast, the prospects for Asia and Japan in particular are far murkier. Japan is still weighed down by structural problems that the government has yet to address effectively. Its situation is now aggravated by the weakness of its Asian neighbors, where we see serious economic and political challenges ahead. As a result, we will stay underweighted in both the developed and emerging countries of Asia until the signs are more encouraging. Latin America, on the other hand, appears to be gathering renewed economic steam. If this trend, coupled with its commitment to reform, continues, we may increase our position, keeping our sights on the highest quality blue chip securities.

      No matter where the world's markets lead us, we will continue to maintain a well-diversified portfolio of stocks from across a wide range of countries and market sectors. With the Fund now broader in scope, we believe it is better positioned to participate in worldwide opportunities. Our goal is to provide shareholders with competitive long-term results, with a reduced level of volatility.

"...the prospects for Asia and Japan in particular are far murkier."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                     John Hancock Funds - International Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock International Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting before you invest or send money.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended March 31, 1998

                                                               SINCE
                                                     ONE     INCEPTION
                                                    YEAR     (1/3/94)
                                                    ----     --------
Cumulative Total Returns                            0.79%     7.43%
Average Annual Total Returns(1)                     0.79%     1.71%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended March 31, 1998

                                                               SINCE
                                                     ONE     INCEPTION
                                                    YEAR     (1/3/94)
                                                    ----     --------
Cumulative Total Returns                            0.42%      7.73%
Average Annual Total Returns(1)                     0.42%      1.77%

Notes to Performance

(1) Effective January 3, 1994, the Adviser has temporarily and voluntarily undertaken to limit the Fund's expenses, including the management fee (but not including the transfer agent fee and 12b-1 fee) to 0.90% of the Fund's daily net asset value. Without the limitations of expenses, the average annual total return for the one-year period and since inception would have been (0.54%) and (0.28%) for Class A shares and (0.91%) and (0.22%) for Class B shares.

================================================================================

                     John Hancock Funds - International Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock International Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Morgan Stanley Capital International (MSCI) All Country World-Ex U.S. Free Index, which measures the performance of a broad range of developed and emerging stock markets around the world. The index represents securities that are traded freely on stock exchanges around the world. Past performance is not indicative of future results.

[Line chart with the heading International Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Morgan Stanley All Country World Ex-U.S. Free Index and is equal to $18,769 as of April 30, 1998. The second line represents the value of the hypothetical $10,000 investment made in the International Fund before sales charge, on January 3, 1994, and is equal to $11,669 as of April 30, 1998. The third line represents the International Fund, after sales charge, and is equal to $11,085 as of April 30, 1998.]

[Line chart with the heading International Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Morgan Stanley All Country World Ex-U.S. Free Index and is equal to $18,769 as of April 30, 1998. The second line represents the value of the hypothetical $10,000 investment made in the International Fund, before sales charge, on January 3, 1994 and is equal to $11,307 as of April 30, 1998. The third line represents the value of the International Fund, after sales charge and is equal to $11,107 as of April 30, 1998.] .

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Common stocks and rights (cost - $14,333,075) .............      $15,843,376
   Preferred stocks (cost - $526,158) ........................          537,364
   Short-term investments (cost - $2,422,622) - Note A .......        2,422,622
                                                                   ------------
                                                                     18,803,362
  Foreign currency, at value (cost - $273,224) ...............          273,224
  Receivable for investments sold ............................          275,545
  Receivable for shares sold .................................           41,456
  Dividends receivable .......................................           51,938
  Foreign taxes receivable ...................................           11,533
  Deferred organization expenses - Note A ....................           15,642
  Other assets ...............................................              333
                                                                   ------------
                    Total Assets .............................       19,473,033
                    -----------------------------------------------------------
Liabilities:
  Due to Custodian ...........................................          448,021
  Payable for investments purchased ..........................          194,357
  Payable for forward foreign currency exchange contracts
    sold - Note A ............................................              326
  Payable for shares repurchased .............................            1,910
  Payable upon return of securities on loan - Note A .........        2,422,622
  Foreign taxes payable ......................................            5,539
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B ...................................            6,378
  Accounts payable and accrued expenses ......................           45,133
                                                                   ------------
                    Total Liabilities ........................        3,124,286
                    -----------------------------------------------------------
Net Assets:
  Capital paid-in ............................................       14,299,891
  Accumulated net realized gain on investments and
   foreign currency transactions .............................          572,025
  Net unrealized appreciation of investments and
   foreign currency transactions .............................        1,520,948
  Accumulated net investment loss ............................          (44,117)
                                                                   ------------
                    Net Assets ...............................      $16,348,747
                    ===========================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of
   beneficial interest oustanding - unlimited
   number of shares authorized with no par value)
  Class A - $6,091,929/626,370 ...............................            $9.73
  =============================================================================
  Class B - $10,256,818/1,083,358 ............................            $9.47
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($9.73 x 105.26%) ................................           $10.24
  =============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Dividends (net of foreign withholding taxes of $13,066) ....         $100,539
  Interest (including income on securities loaned
   of $4,289) ................................................           19,546
                                                                   ------------
                                                                        120,085
                                                                   ------------
  Expenses:
   Investment management fee - Note B ........................           71,510
   Distribution and service fee - Note B
     Class A .................................................            8,047
     Class B .................................................           44,686
   Transfer agent fee - Note B ...............................           46,324
   Custodian fee .............................................           38,163
   Auditing fee ..............................................           17,852
   Registration and filing fees ..............................           15,271
   Organization expense - Note A .............................           11,414
   Printing ..................................................            5,848
   Financial services fee - Note B ...........................            1,264
   Miscellaneous .............................................            1,027
   Trustees' fees ............................................              404
   Interest expense - Note A .................................              359
   Legal fees ................................................              110
                                                                   ------------
                    Total Expenses ...........................          262,279
                    -----------------------------------------------------------
                    Less expense reductions
                    - Note B .................................          (98,503)
                    -----------------------------------------------------------
                    Net Expenses .............................          163,776
                    -----------------------------------------------------------
                    Net Investment Loss ......................          (43,691)
                    -----------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
  Net realized gain on investments sold ......................        1,094,820
  Net realized loss on foreign currency transactions .........         (527,722)
  Change in net unrealized appreciation/depreciation of
   investments ...............................................        1,679,577
  Change in net unrealized appreciation/depreciation of
   foreign currency transactions .............................             (643)
                                                                   ------------
                    Net Realized and Unrealized
                    Gain on Investments and
                    Foreign Currency Transactions ............        2,246,032
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ................       $2,202,341
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                                    SIX MONTHS ENDED
                                                                                                   YEAR ENDED         APRIL 30, 1998
                                                                                                OCTOBER 31, 1997       (UNAUDITED)
                                                                                                ----------------       -----------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment loss ...................................................................            ($91,694)            ($43,691)
   Net realized gain on investments sold and foreign currency
     transactions ........................................................................             608,733              567,098
   Change in net unrealized appreciation/depreciation of investments
     and foreign currency transactions ...................................................          (1,163,708)           1,678,934
                                                                                                  ------------         ------------
     Net Increase (Decrease) in Net Assets Resulting from Operations .....................            (646,669)           2,202,341
                                                                                                  ------------         ------------
Distributions to Shareholders:
   Distributions from net investment income
     Class A - ($0.0109 and none per share, respectively) ................................              (6,338)                  --
                                                                                                  ------------         ------------
   Distributions from net realized gain on investments sold and foreign currency transactions
     Class A - (none and $0.0676 per share, respectively) ................................                  --              (42,231)
     Class B - (none and $0.0676 per share, respectively) ................................                  --              (68,630)
                                                                                                  ------------         ------------
     Total Distributions to Shareholders .................................................              (6,338)            (110,861)
                                                                                                  ------------         ------------
From Fund Share Transactions - Net:* .....................................................           1,058,453              578,462
                                                                                                  ------------         ------------
Net Assets:
   Beginning of period ...................................................................          13,273,359           13,678,805
                                                                                                  ------------         ------------
   End of period (including net investment loss of $426 and
      and $44,117, respectively) .........................................................         $13,678,805          $16,348,747
                                                                                                  ============         ============

* Analysis of Fund Share Transactions:

                                                                                                            SIX MONTHS ENDED
                                                                       YEAR ENDED                            APRIL 30, 1998
                                                                     OCTOBER 31, 1997                          (UNAUDITED)
                                                             --------------------------------      --------------------------------
                                                                SHARES             AMOUNT              SHARES             AMOUNT
                                                             -------------      -------------      -------------      -------------
CLASS A
   Shares sold .........................................           553,881         $5,138,738            542,724         $4,746,492
   Shares issued to shareholders in reinvestment
     of distributions ..................................               674              6,082              4,610             38,485
                                                             -------------      -------------      -------------      -------------
                                                                   554,555          5,144,820            547,334          4,784,977
   Less shares repurchased .............................          (550,545)        (5,104,530)          (511,235)        (4,444,261)
                                                             -------------      -------------      -------------      -------------
   Net increase ........................................             4,010            $40,290             36,099           $340,716
                                                             =============      =============      =============      =============
CLASS B
   Shares sold .........................................           780,756         $6,676,625            477,867         $4,112,408
   Shares issued to shareholders in reinvestment
     of distributions ..................................                --                 --              6,316             51,414
                                                             -------------      -------------      -------------      -------------
                                                                   780,756          6,676,625            484,183          4,163,822
   Less shares repurchased .............................          (677,361)        (5,658,462)          (460,789)        (3,926,076)
                                                             -------------      -------------      -------------      -------------
   Net increase ........................................           103,395         $1,018,163             23,394           $237,746
                                                             =============      =============      =============      =============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                       FOR THE PERIOD
                                                      JANUARY 3, 1994
                                                     (COMMENCEMENT OF            YEAR ENDED OCTOBER 31,           SIX MONTHS ENDED
                                                       OPERATIONS) TO    -------------------------------------     APRIL 30, 1998
                                                      OCTOBER 31, 1994      1995        1996           1997         (UNAUDITED)
                                                      ----------------   ---------    ---------      ---------       ---------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ................      $8.50           $8.65        $8.14          $8.70           $8.41
                                                         ---------       ---------    ---------      ---------       ---------
  Net Investment Income (Loss) ........................       0.07(1)         0.04         0.06(1)       (0.02)(1)       (0.01)(1)
  Net Realized and Unrealized Gain (Loss) on
     Investments and Foreign Currency Transactions ....       0.08           (0.47)        0.50          (0.26)           1.40
                                                         ---------       ---------    ---------      ---------       ---------
       Total from Investment Operations ...............       0.15           (0.43)        0.56          (0.28)           1.39
                                                         ---------       ---------    ---------      ---------       ---------
  Less Distributions:
  Dividends from Net Investment Income ................         --           (0.03)          --          (0.01)             --
  Distributions from Net Realized Gain on
     Investments Sold and Foreign Currency
     Transactions .....................................         --           (0.05)          --             --           (0.07)
                                                         ---------       ---------    ---------      ---------       ---------
       Total Distributions ............................         --           (0.08)          --          (0.01)          (0.07)
                                                         ---------       ---------    ---------      ---------       ---------

  Net Asset Value, End of Period ......................      $8.65           $8.14        $8.70          $8.41           $9.73
                                                         =========       =========    =========      =========       =========
  Total Investment Return at Net Asset
     Value (2) ........................................       1.77%(3)       (4.96%)       6.88%         (3.22%)         16.63%(3)
  Total Adjusted Investment Return at Net Asset
     Value (2,4) ......................................      (0.52%)(3)      (8.12%)       5.33%         (4.52%)         15.95%(3)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ............     $4,426          $4,215       $5,098         $4,965          $6,092
  Ratio of Expenses to Average Net Assets .............       1.50%(5)        1.64%        1.75%          1.73%(8)        1.83%(5,8)
  Ratio of Adjusted Expenses to Average Net
     Assets (6) .......................................       3.79%(5)        4.80%        3.30%          3.03%(8)        3.21%(5,8)
  Ratio of Net Investment Income (Loss) to Average
     Net Assets .......................................       1.02%(5)        0.56%        0.68%         (0.16%)         (0.16%)(5)
  Ratio of Adjusted Net Investment Loss to Average
     Net Assets (6) ...................................      (1.27%)(5)      (2.60%)      (0.87%)        (1.46%)         (1.54%)(5)
  Portfolio Turnover Rate .............................         50%             69%          83%           169%             98%
  Fee Reduction Per Share (1) .........................      $0.16           $0.25        $0.14          $0.12           $0.06

The Financial Highlights summarizes the impact of the following factors on a single share for each period indi cated: the net invest ment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                       FOR THE PERIOD
                                                      JANUARY 3, 1994
                                                     (COMMENCEMENT OF            YEAR ENDED OCTOBER 31,           SIX MONTHS ENDED
                                                       OPERATIONS) TO    -------------------------------------     APRIL 30, 1998
                                                      OCTOBER 31, 1994      1995        1996           1997         (UNAUDITED)
                                                      ----------------   ---------    ---------      ---------       ---------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ............      $8.50           $8.61        $8.05            $8.55            $8.22
                                                     ---------       ---------    ---------        ---------       ----------
  Net Investment Income (Loss) ....................       0.02(1)        (0.03)        0.00(1,7)       (0.08)(1)        (0.04)(1)
  Net Realized and Unrealized Gain (Loss) on
     Investments and Foreign Currency
     Transactions .................................       0.09           (0.48)        0.50            (0.25)            1.36
                                                     ---------       ---------    ---------        ---------       ----------
       Total from Investment Operations ...........       0.11           (0.51)        0.50            (0.33)            1.32
                                                     ---------       ---------    ---------        ---------       ----------
  Less Distributions:
  Distributions from Net Realized Gain on
     Investments Sold and Foreign Currency
     Transactions .................................         --           (0.05)          --               --            (0.07)
                                                     ---------       ---------    ---------        ---------       ----------
  Net Asset Value, End of Period ..................      $8.61           $8.05        $8.55            $8.22            $9.47
                                                     =========       =========    =========        =========       ==========
  Total Investment Return at Net Asset
     Value (2) ....................................       1.29%(3)       (5.89%)       6.21%           (3.86%)          16.16%(3)
  Total Adjusted Investment Return at Net
     Asset Value (2,4) ............................      (1.00%)(3)      (9.05%)       4.66%           (5.16%)          15.48%(3)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ........     $3,948          $3,990       $8,175           $8,713          $10,257
  Ratio of Expenses to Average Net Assets .........       2.22%(5)        2.52%        2.45%            2.43%(8)         2.56%(5,8)
  Ratio of Adjusted Expenses to Average
     Net Assets (6) ...............................       4.51%(5)        5.68%        4.00%            3.73%(8)         3.94%(5,8)
  Ratio of Net Investment Income (Loss) to
     Average Net Assets ...........................       0.31%(5)       (0.37%)       0.02%           (0.88%)          (0.88%)(5)
  Ratio of Adjusted Net Investment Loss to
     Average Net Assets (6) .......................      (1.98%)(5)      (3.53%)      (1.53%)          (2.18%)          (2.26%)(5)
  Portfolio Turnover Rate .........................         50%             69%          83%             169%              98%
  Fee Reduction Per Share (1) .....................      $0.16           $0.25        $0.14            $0.12            $0.06

(1)   Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)   Not annualized.
(4) An estimated total return calculation that does not take into consideration management fee reductions and other expense subsidies by the Adviser during the periods shown.
(5)   Annualized.
(6)   Unreimbursed, without fee reduction.
(7)   Less than $0.01 per share.
(8) Expense ratios do not include interest expense due to bank loans, which amounted to less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

Schedule of Investments
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the International Fund on April 30, 1998. It's divided into four main categories: common stocks, rights, preferred stocks and short-term investments. Common and preferred stocks are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                         MARKET
ISSUER, DESCRIPTION                                  NUMBER OF SHARES     VALUE
-------------------                                  ----------------     -----

COMMON STOCKS
Australia (2.04%)
   Australia & New Zealand Banking Group
     Ltd. American Depositary Receipts
     (ADR) (Banks - Foreign) .........................        1,147      $41,435
   National Australia Bank Ltd.
     (Banks - Foreign) ...............................        5,816       82,698
   News Corp. Ltd. (The) (Media)  ....................        6,000       40,231
   Normandy Mining Ltd. (Metal) ......................       50,671       56,516
   Telstra Corp., Ltd. (Telecommunications) ..........       30,594       71,838
   Westpac Banking Corp. (Banks - Foreign) ...........        6,000       40,309
                                                                      ----------
                                                                         333,027
                                                                      ----------
Belgium (1.98%)
   Electrabel SA (Utilities) .........................          300       79,707
   Fortis AG (Insurance) .............................          272       76,826
   PetroFina SA (Oil & Gas) ..........................          210       82,869
   Tractebel SA (Utilities) ..........................          706       84,438
                                                                      ----------
                                                                         323,840
                                                                      ----------
Brazil (0.16%)
   Telecomunicacoes Brasileiras S/A (ADR)
     (Telecommunications) ............................          219       26,677
                                                                      ----------
Canada (4.26%)
   Bombardier, Inc. (Diversified Operations) .........        3,297       87,616
   Northern Telecom Ltd.
      (Telecommunications) ...........................        1,300       79,139
   Royal Bank of Canada (Banks - Foreign) ............        4,438      265,448
   Toronto-Dominion Bank (Banks - Foreign) ...........        5,792      264,622
                                                                      ----------
                                                                         696,825
                                                                      ----------
Denmark (1.00%)
   Novo Nordisk A/S (Medical) ........................        1,009      163,666
                                                                      ----------
Finland (1.40%)
   Nokia AB (Telecommunications)  ....................        3,402      228,607
                                                                      ----------
France (12.49%)
   Accor SA (Leisure) ................................          453      123,518
   Alcatel Alsthom SA (Telecommunications) ...........          859      159,339
   Axa SA (Insurance) ................................        1,908      224,097
   Cap Gemini SA (Computers) .........................        1,510      196,192
   Carrefour SA (Retail) .............................          149       85,394
   Compagnie de Saint Gobain SA (Building) ...........          249       41,507
   Compagnie Financiere de Paribas SA
     (Broker Services) ...............................        1,087      115,734
   Compagnie Generale des Eaux
     (Diversified Operations) ........................          841      156,420
   Danone SA (Food) ..................................          501      118,353
   Elf Aquitaine SA (Oil & Gas) ......................        1,594      209,227
   France Telecom SA (ADR)
     (Telecommunications)* ...........................        2,400      131,100
   L'Air Liquide SA (Chemicals) ......................          222       40,995
   L'Oreal SA (Cosmetics & Personal Care) ............          133       63,502
   Legrand SA (Electronics) ..........................          181       47,877
   Pinault-Printemps-Redoute SA (Retail) .............           54       40,228
   Societe BIC SA (Office) ...........................          439       30,221
   Suez Lyonnaise des Eaux
     (Diversified Operations) ........................          535       90,784
   Synthelabo SA (Medical) ...........................          542       81,602
   Total SA (Oil & Gas) ..............................          351       41,751
   Valeo SA (Automobile/Trucks) ......................          446       44,370
                                                                      ----------
                                                                       2,042,211
                                                                      ----------
Germany (7.46%)
   Allianz AG (Insurance) ............................          600      184,559
   Allianz AG (New shares) (Insurance)* ..............           17        5,182
   Bayerische Motoren Werke AG
     (Automobile/Trucks) .............................          203      223,978
   Bayerische Vereinsbank AG
     (Banks - Foreign) ...............................        1,020       77,585
   Deutsche Bank AG (Banks - Foreign) ................        2,774      213,474
   Deutsche Telekom AG
     (Telecommunications) ............................        3,523       89,128
   Fresenius AG (Medical) ............................          184       40,295
   Mannesmann AG (Machinery) .........................          129      102,363
   Muenchener Rueckversicherungs-
     Gesellschaft AG (Insurance)  ....................          282      128,857

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

                                                                         MARKET
ISSUER, DESCRIPTION                                  NUMBER OF SHARES     VALUE
-------------------                                  ----------------     -----

Germany (continued)
   Siemens AG (Diversified Operations) ...............        1,440      $84,255
   VEBA AG (Diversified Operations) ..................        1,047       69,195
                                                                      ----------
                                                                       1,218,871
                                                                      ----------
Hong Kong (2.71%)
   Cheung Kong Holdings Ltd. (Real Estate
     Operations) .....................................       16,357      108,751
   China Telecom Ltd. (Telecommunications)* ..........       64,000      121,456
   China Telecom Ltd. (ADR)
     (Telecommunications)* ...........................          600       23,175
   Hong Kong Telecommunications Ltd.
     (Telecommunications) ............................       49,408       92,489
   Hutchison Whampoa Ltd. (Diversified
     Operations) .....................................       15,797       97,686
                                                                      ----------
                                                                         443,557
                                                                      ----------
India (0.66%)
   State Bank of India (Global Depositary
     Receipts) (Banks - Foreign)  ....................        5,652      107,388
                                                                      ----------
Ireland (2.50%)
   Allied Irish Banks PLC (ADR)
     (Banks - Foreign) ...............................        4,470      371,010
   CRH PLC (Building) ................................        2,626       37,336
                                                                      ----------
                                                                         408,346
                                                                      ----------
Italy (4.15%)
   Assitalia SpA (Insurance)* ........................        6,155       46,214
   Credito Italiano SpA (Banks - Foreign) ............       26,959      141,693
   Ente Nazionale Idrocarburi SpA
     (Oil & Gas) .....................................        6,291       42,245
   Istituto Nazionale delle Assicurazioni SpA
     (Insurance) .....................................       36,708      109,729
   Telecom Italia Mobile SpA
     (Telecommunications) ............................       23,470      133,823
   Telecom Italia SpA (Telecommunications) ...........       27,422      205,121
                                                                      ----------
                                                                         678,825
                                                                      ----------
Japan (10.32%)
   Bank of Tokyo-Mitsubishi, Ltd.
     (Banks - Foreign) ...............................        9,000      111,463
   Fuji Photo Film Co., Ltd. (Leisure) ...............        5,000      177,951
   Honda Motor Co., Ltd.
     (Automobile / Trucks) ...........................        5,000      181,351
   Ito-Yokado Co., Ltd. (Retail)  ....................        2,000      103,521
   Matsushita Electric Industrial Co., Ltd.
     (Electronics) ...................................       10,000      160,193
   Nippon Telephone & Telegraph Corp.
     (Telecommunications) ............................           24      210,367
   Nomura Securities Co., Ltd. (Finance) .............       13,000      158,644
   Shin-Etsu Chemical Co., Ltd. (Chemicals) ..........        8,000      155,962
   Sony Corp. (Electronics) ..........................        1,800      149,751
   TDK Corp. (Electronics) ...........................        2,000      158,078
   Tokio Marine & Fire Insurance Co.
     (Insurance) .....................................       11,000      119,692
                                                                      ----------
                                                                       1,686,973
                                                                      ----------
Mexico (2.14%)
   Panamerican Beverages, Inc. (Beverages) ...........        8,775      349,903
                                                                      ----------
Netherlands (7.62%)
   ABN AMRO Holding NV (ADR)
     (Banks - Foreign) ...............................       10,375      265,211
   Aegon NV (Insurance) ..............................          712       92,273
   ING Groep NV (ADR) (Banks - Foreign) ..............        3,317      223,068
   Royal Dutch Petroleum Co. (Oil & Gas) .............        3,402      187,438
   Royal Philips Electronics NV (Electronics) ........        2,496      219,316
   Unilever PLC (Consumer Products Misc.) ............       24,250      258,386
                                                                      ----------
                                                                       1,245,692
                                                                      ----------
Norway (1.63%)
   Orkla ASA (Diversified Operations) ................        2,249      266,627
                                                                      ----------
Portugal (1.65%)
   Cimpor-Cimentos de Portugal SA (Building) .........        3,047      112,687
   Electricidade de Portugal SA (Utilities) ..........        2,602       67,897
   Portugal Telecom SA (Telecommunications) ..........        1,670       89,742
                                                                      ----------
                                                                         270,326
                                                                      ----------
Singapore (0.50%)
   Overseas-Chinese Banking Corp., Ltd.
     (Banks - Foreign) ...............................       10,574       55,793
   Singapore Telecommunications, Ltd.
     (Telecommunications) ............................       15,000       25,782
                                                                      ----------
                                                                          81,575
                                                                      ----------
Spain (3.67%)
   Banco Bilbao Vizcaya SA (Banks - Foreign) .........        2,426      124,884
   Banco Santander SA (Banks - Foreign) ..............        2,447      129,339
   Corporacion Bancaria de Espana SA
     (Banks - Foreign) ...............................          708       59,039
   Endesa SA (Utilities) .............................        4,749      115,373
   Iberdrola SA (Utilities) ..........................        2,318       37,289
   Repsol SA (Oil & Gas) .............................          830       45,506
   Telefonica de Espana SA
     (Telecommunications) ............................        2,127       88,823
                                                                      ----------
                                                                         600,253
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

                                                                         MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES     VALUE
-------------------                                 ----------------     -----

Sweden (4.41%)
   Astra AB (Medical) ...............................        5,768     $118,459
   Ericsson (LM) Telefonaktiebolaget
     (Telecommunications) ...........................        3,337      175,858
   Investor AB (Diversified Operations) .............        3,704      209,074
   Nordbanken Holding AB (Banks - Foreign) ..........       29,615      218,039
                                                                     ----------
                                                                        721,430
                                                                     ----------
Switzerland (9.75%)
   Adecco SA (Business Services - Misc.) ............          202       88,177
   Alusuisse-Lonza Holding AG (Containers)* .........           32       40,946
   Credit Suisse Group (Banks - Foreign) ............          883      194,195
   Nestle SA (Food) .................................          141      273,449
   Novartis AG (Medical) ............................          170      280,973
   Roche Holding AG (Medical) .......................            6       60,800
   Schweizerische Rueckversicherungs-
     Gesellschaft (Insurance) .......................           70      154,415
   Union Bank of Switzerland
     (Banks - Foreign) ..............................          687      220,454
   Zurich Versicherungs-Gesellschaft
     (Insurance) ....................................          459      279,591
                                                                     ----------
                                                                      1,593,000
                                                                     ----------
United Kingdom (14.40%)
   B.A.T. Industries PLC (Tobacco) ..................        5,948       56,114
   British Petroleum Co. PLC (Oil & Gas) ............       10,727      169,562
   British Telecommunications PLC
     (Telecommunications) ...........................        7,600       82,568
   Diageo PLC (Beverages) ...........................        5,474       65,193
   EMAP PLC (Media) .................................        8,267      168,289
   Glaxo Wellcome PLC (Medical) .....................        6,694      189,230
   Granada Group PLC
     (Diversified Operations) .......................        9,000      155,059
   Lloyds TSB Group PLC (Banks - Foreign) ...........       15,837      237,223
   Marks & Spencer PLC (Retail) .....................       16,006      152,206
   Northern Rock PLC (Banks - Foreign) ..............        6,889       69,831
   Pearson PLC (Media) ..............................        6,980      109,399
   Regal Hotel Group PLC (Leisure) ..................      180,000      130,220
   Royal & Sun Alliance Insurance Group
     PLC (Insurance) ................................       11,690      130,620
   Royal Bank of Scotland Group PLC
     (Banks - Foreign) ..............................        7,200      111,161
   SmithKline Beecham PLC (Medical) .................       13,900      165,776
   WPP Group PLC (Advertising) ......................       29,000      184,089
   Zeneca Group PLC (Medical) .......................        4,121      177,569
                                                                     ----------
                                                                      2,354,109
                                                                     ----------
              TOTAL COMMON STOCKS
              (Cost $14,333,075) ....................       (96.90%) 15,841,728
                                                        ----------   ----------
RIGHTS
Spain (0.01%)
   Telefonica de Espana SA
     (Telecommunications)* ..........................        2,127       $1,648
                                                                     ----------
                     TOTAL RIGHTS
                       (Cost $0) ....................        (0.01%)      1,648
                                                        ----------   ----------

   TOTAL COMMON STOCKS AND RIGHTS
              (Cost $14,333,075) ....................       (96.91%) 15,843,376
                                                        ----------   ----------

PREFERRED STOCKS
Brazil (2.48%)
   Compania Riograndense de
     Telecomunicacoes SA
     (Telecommunications) ...........................       41,368       54,619
   Petroleo Brasileiro SA (Oil & Gas) ...............      682,000      172,938
   Telecomunicacoes de Sao Paulo SA
     (Telecommunications) ...........................      520,800      177,144
                                                                     ----------
                                                                        404,701
                                                                     ----------
Germany (0.81%)
   Henkel KGaA (Chemicals) ..........................          537       41,894
   SAP AG (Computers) ...............................          182       90,769
                                                                     ----------
                                                                        132,663
                                                                     ----------
                              TOTAL PREFERRED STOCKS
                                     (Cost $526,158)         (3.29%)    537,364
                                                        ----------   ----------

                                                        PAR VALUE
                                                     (000s OMITTED)

SHORT-TERM INVESTMENTS
Cash Equivalents (14.81%)
   Navigator Securities Lending Prime
     Portfolio ** .................................       $2,423      2,422,622
                                                                     ----------
                        TOTAL SHORT-TERM INVESTMENTS      (14.81%)    2,422,622
                                                      ----------     ----------
                                   TOTAL INVESTMENTS     (115.01%)   18,803,362
                                                      ----------     ----------
                   OTHER ASSETS AND LIABILITIES, NET      (15.01%)   (2,454,615)
                                                      ----------     ----------
                                    TOTAL NET ASSETS     (100.00%)  $16,348,747
                                                      ==========    ===========

 * Non-income producing security.

** Represents investment of security lending collateral - Note A.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

Industry Diversification (Unaudited)
--------------------------------------------------------------------------------

The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's Investments at April 30, 1998 assigned to the various investment categories.

                                                              MARKET VALUE
                                                              OF SECURITIES
                                                            AS A PERCENTAGE
                                                                OF FUND'S
INVESTMENT CATEGORIES                                          NET ASSETS
---------------------                                          ----------
   Advertising.........................................           1.13%
   Automobile/Trucks...................................           2.75
   Banks - Foreign.....................................          22.17
   Beverages ..........................................           2.54
   Broker Services.....................................           0.71
   Building............................................           1.17
   Business Services - Misc............................           0.54
   Chemicals...........................................           1.46
   Computers...........................................           1.76
   Containers..........................................           0.25
   Consumer Products Misc..............................           1.58
   Cosmetics & Personal Care...........................           0.39
   Diversified Operations..............................           7.44
   Electronics.........................................           4.50
   Finance.............................................           0.97
   Food ...............................................           2.40
   Insurance...........................................           9.49
   Leisure.............................................           2.64
   Machinery...........................................           0.63
   Media...............................................           1.94
   Medical.............................................           7.82
   Metal...............................................           0.35
   Office..............................................           0.18
   Oil & Gas...........................................           5.82
   Real Estate Operations..............................           0.67
   Retail..............................................           2.33
   Telecommunications..................................          13.88
   Tobacco.............................................           0.34
   Utilities...........................................           2.35
   Short-Term Investments..............................          14.81
                                                                ------
                                      TOTAL INVESTMENTS         115.01%
                                                                ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

========================= NOTES TO FINANCIAL STATEMENTS ========================

                     John Hancock Funds - International Fund

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of six series: John Hancock International Fund (the "Fund"), John Hancock Global Fund, John Hancock Growth Fund, John Hancock World Bond Fund, John Hancock Special Opportunities Fund and John Hancock Short-Term Strategic Income Fund. The other five series of the Trust are reported in separate financial statements. The investment objective of the Fund is long-term growth of capital through investment primarily in stocks of foreign companies.

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The Trustees have authorized the issuance of Class C shares, effective June 1, 1998. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale, or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.
Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities must be treated as ordinary income even though such items are gains and losses for accounting purposes.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

========================= NOTES TO FINANCIAL STATEMENTS ========================

                     John Hancock Funds - International Fund

CLASS ALLOCATIONS Income, common expenses, and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that commenced with the investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The maximum loan balance for the Fund during the period for which loans were outstanding amounted to $1,040,000 with a rate of 6.1875%. At April 30, 1998, there was no loan outstanding.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lenders fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At April 30, 1998, the Fund loaned securities having a market value of $2,354,495 collateralized by cash in the amount of $2,422,622, which was invested in a short-term instrument.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

      The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized

========================= NOTES TO FINANCIAL STATEMENTS ========================

                     John Hancock Funds - International Fund

gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

      These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

      At April 30, 1998, open forward foreign currency exchange contracts were as follows:

                      PRINCIPAL AMOUNT     EXPIRATION        UNREALIZED
CURRENCY            COVERED BY CONTRACT      DATE           DEPRECIATION
--------            -------------------      ----           ------------
SELLS
Australian Dollar          80,777            MAY 98            ($182)
French Franc              276,042            MAY 98             (122)
Spanish Peseta             72,798            MAY 98               (1)
Swedish Krona              31,484            MAY 98              (21)
                                                             -------
                                                               ($326)
                                                             =======

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

The Adviser is solely responsible for advising the Fund with respect to investments in the United States and Canada. The Fund and the Adviser also have a sub-investment management contract with John Hancock Advisers International Limited (the "Sub-Adviser"), a wholly owned subsidiary of the Adviser, under which the Sub-Adviser, subject to the review of the Trustees and overall supervision of the Adviser, provides the Fund with investment management services and advice with respect to the portion of the Fund's assets invested in countries other than the United States and Canada.

      Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 1.00% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $250,000,000, (c) 0.75% of the next $250,000,000 and (d) 0.625% of the Fund's average daily net asset value in excess of $750,000,000. The Adviser pays the Sub-Adviser a fee equivalent, on an annual basis to the sum of (a) 0.70% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.6375% of the Fund's average daily net asset value in excess of $200,000,000. The Fund is not responsible for the payment of the Sub-Adviser's fee.

      The Adviser has agreed to limit Fund expenses, including the management fee (but not including the transfer agent fee and the 12b-1 fee), to 0.90% of the Fund's average daily net assets. Accordingly, the reduction in the Adviser's fee amounted to $98,503 for the period ended April 30, 1998. The Adviser reserves the right to terminate this limitation in the future.

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended April 30, 1998, net sales charges received with regard to sales of Class A shares amounted to $8,879. Out of this amount, $1,375 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $4,949 was paid as sales commissions to unrelated broker-dealers and $2,555 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

      Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B

========================= NOTES TO FINANCIAL STATEMENTS ========================

                     John Hancock Funds - International Fund

shares. For the period ended April 30, 1998, contingent deferred sales charges paid to JH Funds amounted to $25,598.

      In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

      The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $50.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1998, aggregated $15,135,149 and $13,716,659, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 1998.

      The cost of investments owned at April 30, 1998 (including short-term investments) for federal income tax purposes was $17,281,855. Gross unrealized appreciation and depreciation of investments aggregated $1,946,408 and $424,901, respectively, resulting in net unrealized appreciation of $1,521,507.

================================================================================

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